UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04700

The Gabelli Equity Trust Inc.
(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.
Annual Report — December 31, 2020

To Our Stockholders,

For the year ended December 31, 2020, the net asset value (NAV) total return of The Gabelli Equity Trust Inc. (the Fund) was 13.3%, compared with total returns of 18.4% and 9.9% for the Standard & Poor’s (S&P) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 16.6%. The Fund’s NAV per share was $5.86, while the price of the publicly traded shares closed at $6.27 on the New York Stock Exchange (NYSE). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)

							Since
							Inception
	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	(08/21/86)
Gabelli Equity Trust (GAB)
NAV Total Return (b)	13.25%	12.32%	11.26%	9.60%	8.88%	9.90%	10.79%
Investment Total Return (c)	16.59	15.27	12.42	10.15	8.78	10.31	10.75
S&P 500 Index	18.40	15.22	13.88	9.88	7.47	9.56	10.62	(d)
Dow Jones Industrial Average	9.92	14.64	12.93	9.98	7.94	9.92	11.25	(d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data are available.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2020:

The Gabelli Equity Trust Inc.

Food and Beverage	10.8%
Financial Services	10.7%
Equipment and Supplies	7.1%
Entertainment	5.4%
Consumer Products	5.3%
Health Care	5.2%
Diversified Industrial	5.1%
Business Services	4.6%
Consumer Services	3.9%
Machinery	3.5%
Automotive: Parts and Accessories	3.1%
Cable and Satellite	2.9%
U.S. Government Obligations	2.6%
Energy and Utilities	2.6%
Electronics	2.3%
Broadcasting	2.3%
Aerospace and Defense	2.3%
Retail	2.2%
Specialty Chemicals	2.1%
Environmental Services	2.0%
Telecommunications	2.0%
Computer Software and Services	1.8%
Building and Construction	1.6%
Hotels and Gaming	1.5%
Aviation: Parts and Services	1.4%
Real Estate	1.0%
Metals and Mining	0.9%
Automotive	0.7%
Transportation	0.6%
Wireless Communications	0.5%
Communications Equipment	0.5%
Agriculture	0.5%
Closed-End Funds	0.5%
Publishing	0.3%
Manufactured Housing and	0.2%
Semiconductors	0.0%*
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Stockholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Gabelli Equity Trust Inc.

Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 96.7%
	Food and Beverage — 10.8%
3,000	Ajinomoto Co. Inc.	$52,866	$67,914
2,100	Anheuser-Busch InBev SA/NV	148,084	146,257
95,800	Brown-Forman Corp., Cl. A	1,332,829	7,038,426
49,300	Brown-Forman Corp., Cl. B	1,130,138	3,915,899
33,800	Campbell Soup Co.	1,082,070	1,634,230
65,000	Chr. Hansen Holding A/S†	2,725,303	6,683,081
15,000	Coca-Cola European Partners plc.	275,290	747,450
222,000	Conagra Brands Inc.	6,135,277	8,049,720
28,000	Constellation Brands Inc., Cl. A	351,182	6,133,400
25,000	Crimson Wine Group Ltd.†	128,738	133,750
187,500	Danone SA	9,089,136	12,314,232
930,000	Davide Campari-Milano NV	3,216,490	10,611,496
118,000	Diageo plc, ADR	12,984,378	18,739,580
42,383	Farmer Brothers Co.†	266,746	197,929
80,000	Flowers Foods Inc.	263,976	1,810,400
77,800	Fomento Economico Mexicano SAB de CV, ADR	3,108,750	5,894,906
35,000	General Mills Inc.	1,763,110	2,058,000
17,000	Glanbia plc	215,883	215,572
1,848,400	Grupo Bimbo SAB de CV, Cl. A	2,624,248	4,008,064
41,300	Heineken NV	1,962,995	4,602,427
10,500	Ingredion Inc.	496,176	826,035
105,000	ITO EN Ltd.	2,422,898	6,640,356
20,000	Kellogg Co.	1,371,070	1,244,600
61,000	Kerry Group plc, Cl. A	701,520	8,823,245
2,200	Laurent-Perrier	209,010	201,572
9,700	LVMH Moet Hennessy Louis Vuitton SE	335,341	6,054,168
20,000	Maple Leaf Foods Inc.	365,417	443,397
60,000	Molson Coors Beverage Co., Cl. B	3,751,665	2,711,400
230,000	Mondele¯z International Inc., Cl. A	10,014,386	13,448,100
14,000	Morinaga Milk Industry Co. Ltd.	299,202	688,780
41,000	Nestlé SA	1,791,828	4,828,488
138,000	PepsiCo Inc.	13,381,999	20,465,400
39,200	Pernod Ricard SA	3,228,300	7,508,945
31,000	Post Holdings Inc.†	2,883,605	3,131,310
41,500	Remy Cointreau SA	2,589,709	7,721,378
79,600	The Coca-Cola Co.	2,796,930	4,365,264
42,500	The Hain Celestial Group Inc.†	1,019,455	1,706,375
24,000	The J.M. Smucker Co.	2,514,373	2,774,400
24,000	The Kraft Heinz Co.	704,738	831,840
141,110	Tootsie Roll Industries Inc.	1,739,177	4,190,967
47,000	Tyson Foods Inc., Cl. A	773,209	3,028,680
Shares		Cost	Market Value

334,000	Yakult Honsha Co. Ltd..	$9,542,876	$16,820,493
		111,790,373	213,457,926
	Financial Services — 10.7%
74,000	Aegon NV	278,433	292,451
5,800	Ally Financial Inc.	183,322	206,828
304,000	American Express Co.(a)	28,562,497	36,756,640
28,000	Apollo Global Management Inc.	854,359	1,371,440
16,000	Argo Group International Holdings Ltd.	371,865	699,200
75,740	Banco Santander SA, ADR†	548,398	231,007
90,000	Bank of America Corp.	2,725,874	2,727,900
93,500	Barclays plc†	179,371	187,547
109	Berkshire Hathaway Inc., Cl. A†	989,916	37,911,835
210	BlackRock Inc.	148,976	151,523
55,000	Brewin Dolphin Holdings plc	212,808	229,398
2,200	Capital One Financial Corp.	200,520	217,470
18,700	CIT Group Inc.	664,112	671,330
125,900	Citigroup Inc.	7,318,019	7,762,994
31,000	Commerzbank AG†	199,545	199,429
16,746	Credit Agricole SA†	210,453	211,124
33,000	Credit Suisse Group AG, ADR	425,412	422,400
5,000	Cullen/Frost Bankers Inc.	361,440	436,150
88,500	Dah Sing Financial Holdings Ltd.	255,720	249,434
44,000	Daiwa Securities Group Inc.	197,366	200,281
30,000	Deutsche Bank AG†	221,322	327,000
1,300	Diamond Hill Investment Group Inc.	184,378	194,051
2,000	EXOR NV	145,670	161,795
17,400	Franklin Resources Inc.	397,576	434,826
51,000	GAM Holding AG†	177,949	124,663
14,000	H&R Block Inc.	309,059	222,040
10,000	Hannon Armstrong Sustainable Infrastructure Capital Inc., REIT	179,910	634,300
23,000	ING Groep NV†	227,712	214,696
37,000	Interactive Brokers Group Inc., Cl. A	581,857	2,254,040
78,300	Janus Henderson Group plc.	2,334,021	2,545,533
10,000	Japan Post Bank Co. Ltd.	79,959	82,030
110,900	Jefferies Financial Group Inc..	1,797,549	2,728,140
39,400	JPMorgan Chase & Co.	2,547,392	5,006,558
5,000	Julius Baer Group Ltd.	237,290	288,038
29,800	Kinnevik AB, Cl. A	494,015	1,535,709
14,000	Loews Corp.	558,454	630,280
72,000	Marsh & McLennan Companies Inc.	3,084,040	8,424,000
9,000	Moody’s Corp.	312,150	2,612,160
45,508	Morgan Stanley	2,128,641	3,118,663

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
240	MSCI Inc.	$99,453	$107,167
90,500	Natwest Group plc†	196,648	207,482
110,000	New York Community Bancorp Inc.	951,540	1,160,500
6,300	NN Group NV	264,722	273,453
24,410	PayPal Holdings Inc.†	4,402,069	5,716,822
20,000	Pershing Square Tontine Holdings Ltd., Cl. A†	414,255	554,400
25,000	Polar Capital Holdings plc	209,079	237,945
8,000	Prosus NV	738,473	863,560
60,000	S&P Global Inc.	6,390,300	19,723,800
4,000	Sculptor Capital Management Inc.	60,259	60,800
7,300	Shinhan Financial Group Co. Ltd., ADR†	222,454	217,248
5,100	Shinsei Bank Ltd.	61,005	62,778
9,000	Societe Generale SA†	191,379	187,154
33,000	Standard Chartered plc†	210,545	210,249
133,900	State Street Corp.	6,884,505	9,745,242
96,000	T. Rowe Price Group Inc.	7,005,774	14,533,440
180,900	The Bank of New York Mellon Corp.	5,748,040	7,677,396
35,000	The Blackstone Group Inc., Cl. A	1,349,125	2,268,350
79,000	The Charles Schwab Corp.	2,631,468	4,190,160
14,900	The Goldman Sachs Group Inc.	3,231,502	3,929,279
11,000	The PNC Financial Services Group Inc.	1,293,895	1,639,000
3,000	TransUnion	128,898	297,660
19,000	Truist Financial Corp.	310,443	910,670
15,500	W. R. Berkley Corp.	380,920	1,029,510
227,000	Waddell & Reed Financial Inc., Cl. A	4,462,420	5,781,690
5,300	Webster Financial Corp.	211,053	223,395
228,000	Wells Fargo & Co.	7,509,754	6,881,040
6,908	Westwood Holdings Group Inc.	90,191	100,166
		116,537,519	211,465,259
	Equipment and Supplies — 7.1%
361,000	AMETEK Inc.	18,688,559	43,659,340
7,000	Amphenol Corp., Cl. A	12,928	915,390
30,000	Ardagh Group SA	523,803	516,300
84,000	CIRCOR International Inc.†	3,371,092	3,228,960
650	Danaher Corp.	146,046	144,391
296,000	Donaldson Co. Inc.	9,116,382	16,540,480
210,000	Flowserve Corp.	8,675,279	7,738,500
37,000	Franklin Electric Co. Inc.	214,086	2,560,770
15,000	Hubbell Inc.	1,961,776	2,351,850
163,000	IDEX Corp.	18,509,484	32,469,600
Shares		Cost	Market Value

100,000	Mueller Industries Inc.	$2,565,501	$3,511,000
230,900	Mueller Water Products Inc., Cl. A	2,375,254	2,858,542
550	Parker-Hannifin Corp.	149,310	149,826
8,000	Sealed Air Corp.	128,172	366,320
24,000	Tenaris SA, ADR	968,982	382,800
270,000	The L.S. Starrett Co., Cl. A†	864,760	1,142,100
80,000	The Timken Co.	3,018,718	6,188,800
59,600	The Weir Group plc†	250,790	1,621,502
114,500	Watts Water Technologies Inc., Cl. A	5,368,269	13,934,650
		76,909,191	140,281,121
	Entertainment — 5.4%
20,658	Charter Communications Inc., Cl. A†	6,180,680	13,666,300
41,600	Discovery Inc., Cl. A†	1,391,742	1,251,744
290,800	Discovery Inc., Cl. C†	5,207,105	7,616,052
422,000	Dover Motorsports Inc.	862,140	957,940
2,000	Electronic Arts Inc.	254,219	287,200
90,000	Genting Singapore Ltd.	74,910	57,884
552,000	Grupo Televisa SAB, ADR†	7,603,749	4,548,480
21,500	Liberty Media Corp.- Liberty Braves, Cl. A†	479,343	534,705
90,708	Liberty Media Corp.- Liberty Braves, Cl. C†	1,686,562	2,256,815
34,545	Lions Gate Entertainment Corp., Cl. B†	795,815	358,577
3,000	Live Nation Entertainment Inc.†	194,224	220,440
98,367	Madison Square Garden Entertainment Corp.†	3,676,444	10,332,470
98,367	Madison Square Garden Sports Corp.†	8,136,634	17,557,065
400	Netflix Inc.†	200,739	216,292
30,000	Rovio Entertainment Oyj	185,356	231,258
8,840	Take-Two Interactive Software Inc.†	960,626	1,836,864
40,000	TBS Holdings Inc.	796,181	701,951
91,990	The Walt Disney Co.†	7,531,206	16,666,748
2,000	Ubisoft Entertainment SA†	188,240	192,630
60,000	Universal Entertainment Corp.†	763,928	1,382,984
435,081	ViacomCBS Inc., Cl. A	17,628,372	16,454,763
30,000	ViacomCBS Inc., Cl. B	1,246,006	1,117,800
242,000	Vivendi SA	6,028,151	7,798,965
1,100	Xilam Animation SA†	63,430	62,958
		72,135,802	106,308,885
	Consumer Products — 5.3%
14,100	Christian Dior SE	534,292	7,830,605
27,000	Church & Dwight Co. Inc.	468,406	2,355,210
247,000	Edgewell Personal Care Co.	15,663,004	8,541,260

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
185,000	Energizer Holdings Inc.	$7,637,935	$7,803,300
35,500	Essity AB, Cl. B	541,915	1,141,250
2,100	Givaudan SA	725,396	8,847,848
85,000	Hanesbrands Inc.	747,430	1,239,300
23,800	Harley-Davidson Inc.	1,105,662	873,460
1,270	Hermes International	444,999	1,364,695
33,000	Mattel Inc.†	470,059	575,850
10,500	National Presto Industries Inc.	515,853	928,515
10,000	Oil-Dri Corp. of America	171,255	340,800
49,900	Reckitt Benckiser Group plc	1,661,674	4,464,146
2,205	Spectrum Brands Holdings Inc.	110,250	174,151
27,600	Svenska Cellulosa AB SCA, Cl. B†	73,685	480,709
729,700	Swedish Match AB	11,895,645	56,566,029
400	The Estee Lauder Companies Inc., Cl. A	99,385	106,476
4,280	Unilever plc.	250,170	257,059
		43,117,015	103,890,663
	Health Care — 5.2%
9,000	AbbVie Inc.	903,815	964,350
800	ABIOMED Inc.†	123,915	259,360
10,411	Acorda Therapeutics Inc.†	11,874	7,185
2,000	Aerie Pharmaceuticals Inc.†	54,487	27,020
16,200	Alcon Inc.†	574,003	1,068,876
4,000	Alimera Sciences Inc.†	18,900	16,880
2,000	Alkermes plc†	48,540	39,900
7,000	AmerisourceBergen Corp.	544,735	684,320
25,000	Amgen Inc.	2,544,386	5,748,000
1,000	AngioDynamics Inc.†	19,005	15,330
2,300	Anika Therapeutics Inc.†	79,543	104,098
10,901	Aptinyx Inc.†	44,030	37,717
44,992	Axogen Inc.†	583,490	805,357
2,000	Bausch Health Cos. Inc.†	40,247	41,600
14,000	Baxter International Inc.	476,337	1,123,360
1,600	Becton, Dickinson and Co.	368,846	400,352
500	Berkeley Lights Inc.†	39,217	44,705
7,000	Biogen Inc.†	1,984,788	1,714,020
1,000	BioMarin Pharmaceutical Inc.†	75,082	87,690
10,541	BioTelemetry Inc.†	472,100	759,795
170,000	Boston Scientific Corp.†	4,919,527	6,111,500
150,900	Bristol-Myers Squibb Co.	7,996,254	9,360,327
6,000	Cigna Corp.	1,058,821	1,249,080
30,400	Clovis Oncology Inc.†	393,065	145,920
167,823	ConforMIS Inc.†	225,699	110,763
2,500	Cortexyme Inc.†	91,798	69,450
15,800	Covetrus Inc.†	152,841	454,092
17,900	Cutera Inc.†	507,699	431,569
Shares		Cost	Market Value
6,000	CytomX Therapeutics Inc.†	$60,611	$39,300
500	DaVita Inc.†	52,625	58,700
242,000	Demant A/S†	2,208,367	9,557,022
1,160	Edwards Lifesciences Corp.†	97,224	105,827
2,000	ElectroCore Inc.†	28,040	3,120
3,308	Electromed Inc.†	15,461	32,451
17,200	Endo International plc†	127,782	123,496
3,000	Evolus Inc.†	42,844	10,080
3,500	Exact Sciences Corp.†	264,360	463,715
2,000	G1 Therapeutics Inc.†	28,640	35,980
500	Galapagos NV, ADR†	48,530	49,490
750	Gerresheimer AG	79,964	80,400
5,500	Gilead Sciences Inc.	332,973	320,430
1,000	Glaukos Corp.†	37,966	75,260
8,000	GlaxoSmithKline plc	148,787	146,815
3,000	Globus Medical Inc., Cl. A†	135,690	195,660
6,000	Gritstone Oncology Inc.†	65,168	23,640
61,000	Henry Schein Inc.†	1,700,084	4,078,460
700	Hologic Inc.†	48,833	50,981
1,496	ICU Medical Inc.†	278,441	320,877
6,500	Incyte Corp.†	602,967	565,370
46,800	Indivior plc†	28,408	69,631
9,900	Inogen Inc.†	560,056	442,332
5,000	Intercept Pharmaceuticals Inc.†	128,721	123,500
7,000	Intersect ENT Inc.†	83,520	160,300
140	Intuitive Surgical Inc.†	101,708	114,534
500	iRhythm Technologies Inc.†	97,770	118,605
35,000	Johnson & Johnson	3,310,149	5,508,300
7,000	Jounce Therapeutics Inc.†	54,040	49,000
35,000	Kindred Biosciences Inc.†	153,783	150,850
1,300	Koninklijke DSM NV	214,797	223,611
488	La Jolla Pharmaceutical Co.†	1,230	1,893
700	Laboratory Corp. of America Holdings†	139,718	142,485
12,569	Lannett Co. Inc.†	62,158	81,950
1,833	Larimar Therapeutics Inc.†	59,305	39,245
500	LHC Group Inc.†	98,284	106,660
500	LivaNova plc†	34,220	33,105
3,000	Luminex Corp.	71,115	69,360
10,500	Mallinckrodt plc†	149,520	2,111
6,750	Marinus Pharmaceuticals Inc.†	123,443	82,350
110,200	Merck & Co. Inc..	6,246,508	9,014,360
5,500	Myriad Genetics Inc.†	135,050	108,764
1,755	Nabriva Therapeutics plc†	47,212	4,247
6,000	Nektar Therapeutics†	255,282	102,000
55,845	Neuronetics Inc.†	344,835	620,438
80,000	Novartis AG, ADR	4,165,987	7,554,400
8,600	NuVasive Inc.†	433,736	484,438
4,000	Odonate Therapeutics Inc.†	58,733	76,800
164,901	Option Care Health Inc.†	1,698,988	2,579,052

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued) Health Care (Continued)
5,000	Orthofix Medical Inc.†	$207,373	$214,900
4,000	Owens & Minor Inc.	27,240	108,200
2,000	Paratek Pharmaceuticals Inc.†	13,495	12,520
1,000	Patterson Cos. Inc.	32,074	29,630
730	PerkinElmer Inc.	98,034	104,755
2,000	Personalis Inc.†	54,112	73,220
1,000	Phibro Animal Health Corp., Cl. A	17,784	19,420
8,500	Puma Biotechnology Inc.†	198,918	87,210
700	QIAGEN NV†	33,614	36,995
500	Quest Diagnostics Inc.	62,573	59,585
2,500	Quidel Corp.†	452,316	449,125
500	Repligen Corp.†	94,931	95,815
27,064	ReWalk Robotics Ltd.†	94,116	35,724
650	Roche Holding AG, Genusschein	219,660	226,872
26,121	Rockwell Medical Inc.†	78,547	26,382
3,000	Sangamo Therapeutics Inc.†	39,060	46,815
956	SeaSpine Holdings Corp.†	10,535	16,682
2,596	Sio Gene Therapies Inc.†	46,529	7,217
57,701	SmileDirectClub Inc.†	384,509	688,950
6,115	Tactile Systems Technology Inc.†	229,819	274,808
5,000	Takeda Pharmaceutical Co. Ltd.	183,733	181,831
1,000	Tenet Healthcare Corp.†	33,355	39,930
8,000	Teva Pharmaceutical Industries Ltd., ADR†	144,760	77,200
6,500	Tristel plc.	45,284	46,844
45,580	UnitedHealth Group Inc.	9,859,989	15,983,994
11,996	Valeritas Holdings Inc.†	56,778	240
16,842	Vericel Corp.†	211,980	520,081
6,000	Viatris Inc.†	92,340	112,440
4,000	Waters Corp.†	285,470	989,680
11,500	Zimmer Biomet Holdings Inc.	1,292,518	1,772,035
28,910	Zoetis Inc.	1,087,515	4,784,605
8,688	Zomedica Corp.†	2,563	2,003
21,297	Zosano Pharma Corp.†	87,283	11,226
		65,395,484	103,420,945
	Diversified Industrial — 5.1%
344,185	Ampco-Pittsburgh Corp.†	2,205,020	1,886,134
37,306	AZZ Inc.	1,388,278	1,769,797
45,000	Colfax Corp.†	1,144,422	1,720,800
150,100	Crane Co.	8,168,936	11,656,766
370,000	General Electric Co.	2,920,120	3,996,000
127,000	Greif Inc., Cl. A	2,692,735	5,953,760
12,000	Greif Inc., Cl. B	727,946	580,560
68,000	Griffon Corp.	1,272,203	1,385,840
165,000	Honeywell International Inc.	21,866,989	35,095,500
Shares		Cost	Market Value
29,119	Ingersoll Rand Inc.†	$256,089	$1,326,662
3,500	IntriCon Corp.†	82,415	63,350
90,000	ITT Inc.	2,092,581	6,931,800
11,000	Jardine Strategic Holdings Ltd.	222,951	273,680
35,000	Kennametal Inc.	891,874	1,268,400
50,000	Myers Industries Inc.	818,952	1,039,000
30,000	nVent Electric plc	327,658	698,700
85,000	Park-Ohio Holdings Corp.	892,930	2,626,500
30,000	Rexnord Corp.	630,867	1,184,700
3,000	Rheinmetall AG	277,330	317,311
660	Roper Technologies Inc.	206,429	284,519
2,150	Siemens AG	299,057	308,672
526,900	Steel Partners Holdings LP†	3,483,966	5,664,175
12,000	Sulzer AG	649,576	1,261,945
80,600	Textron Inc.	3,589,251	3,895,398
100,000	Toray Industries Inc.	771,663	591,642
43,000	Trane Technologies plc.	995,117	6,241,880
12,000	Tredegar Corp.	171,530	200,400
90,000	Trinity Industries Inc.	1,492,760	2,375,100
		60,539,645	100,598,991
	Business Services — 4.6%
11,000	Allegion plc.	300,446	1,280,180
485,035	Clear Channel Outdoor Holdings Inc.†	1,495,229	800,308
200,000	Diebold Nixdorf Inc.†	1,509,130	2,132,000
3,000	Edenred	38,786	170,090
160,000	G4S plc†	0	555,314
5,000	IHS Markit Ltd.	449,445	449,150
16,000	Jardine Matheson Holdings Ltd.	534,478	896,000
55,000	KAR Auction Services Inc.	843,773	1,023,550
8,000	Lamar Advertising Co., Cl. A, REIT	612,322	665,760
201,000	Macquarie Infrastructure Corp.	7,197,709	7,547,550
170,280	Mastercard Inc., Cl. A	26,750,904	60,779,743
60,000	Network International Holdings plc†	226,349	267,975
165,000	Resideo Technologies Inc.†	2,033,540	3,507,900
1,337,900	Steel Connect Inc.†	835,920	1,052,927
220,000	The Interpublic Group of Companies Inc.	3,844,770	5,174,400
10,000	United Parcel Service Inc., Cl. B	1,008,688	1,684,000
13,960	Visa Inc., Cl. A	387,074	3,053,471
1,000	Worldline SA†	92,337	96,633
		48,160,900	91,136,951
	Consumer Services — 3.8%
300	Amazon.com Inc.†	956,500	977,079
15,000	eBay Inc.	312,618	753,750

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Services (Continued)
46,000	IAC/InterActiveCorp.†	$1,778,508	$8,710,100
65,100	Liberty TripAdvisor Holdings Inc., Cl. A†	350,855	282,534
50,000	Matthews International Corp., Cl. A	1,374,676	1,470,000
383,000	Qurate Retail Inc., Cl. A	3,632,839	4,201,510
1,404,000	Rollins Inc	24,974,389	54,854,280
78,500	Terminix Global Holdings Inc.†	2,768,067	4,004,285
4,000	WW International Inc.†	79,020	97,600
		36,227,472	75,351,138
	Machinery — 3.5%
25,000	Astec Industries Inc	856,158	1,447,000
12,800	Caterpillar Inc	86,323	2,329,856
305,010	CNH Industrial NV†	3,315,834	3,916,328
151,000	Deere & Co.(a)	9,469,766	40,626,550
204,000	Xylem Inc.	13,534,134	20,765,160
		27,262,215	69,084,894
	Automotive: Parts and Accessories — 3.1%
8,500	Aptiv plc.	556,397	1,107,465
89,600	BorgWarner Inc.	3,933,260	3,462,144
640	Cummins Inc.	150,308	145,344
274,900	Dana Inc.	3,045,065	5,366,048
26,000	Garrett Motion Inc.†	267,409	115,180
219,500	Genuine Parts Co.	16,278,091	22,044,385
285,000	Modine Manufacturing Co.†	3,574,754	3,579,600
46,500	O’Reilly Automotive Inc.†	13,579,737	21,044,505
105,000	Standard Motor Products Inc.	1,181,521	4,248,300
125,000	Superior Industries International Inc.†	665,834	511,250
		43,232,376	61,624,221
	Cable and Satellite — 2.9%
60,000	Altice USA Inc., Cl. A†	1,478,115	2,272,200
160,900	AMC Networks Inc., Cl. A†	5,751,618	5,755,393
200	Cable One Inc.	77,334	445,544
218,400	Comcast Corp., Cl. A	7,967,190	11,444,160
93,642	DISH Network Corp., Cl. A†	2,672,514	3,028,382
120,433	EchoStar Corp., Cl. A†	3,080,525	2,551,975
145,605	Liberty Global plc, Cl. A†	2,504,125	3,526,553
254,064	Liberty Global plc, Cl. C†	6,747,544	6,008,614
20,487	Liberty Latin America Ltd., Cl. A†	355,750	228,020
66,664	Liberty Latin America Ltd., Cl. C†	1,183,698	739,304
4,000	Naspers Ltd., Cl. N	899,818	821,871
384,800	Rogers Communications Inc., Cl. B	10,033,194	17,927,832
Shares		Cost	Market Value
160,000	Shaw Communications Inc., Cl. B	$407,615	$2,809,600
		43,159,040	57,559,448
	Energy and Utilities — 2.6%
33,000	Apache Corp.	1,244,240	468,270
68,000	Avangrid Inc	2,892,877	3,090,600
40,000	Baker Hughes Co	1,362,900	834,000
30,000	BP plc, ADR	1,269,073	615,600
16,000	CMS Energy Corp	102,219	976,160
27,300	Concho Resources Inc.	1,245,858	1,592,955
134,000	ConocoPhillips	6,563,692	5,358,660
9,700	Electricite de France SA†	149,991	152,806
98,400	Enbridge Inc.	2,488,608	3,147,816
55,000	Energy Transfer LP	738,416	339,900
43,700	Enterprise Products Partners LP	853,688	856,083
25,000	Evergy Inc.	1,400,411	1,387,750
22,000	Eversource Energy	700,543	1,903,220
46,000	Exxon Mobil Corp	2,083,107	1,896,120
308,000	Halliburton Co	6,005,444	5,821,200
85,000	Kinder Morgan Inc.	1,033,147	1,161,950
4,000	Marathon Oil Corp	111,366	26,680
8,000	Marathon Petroleum Corp	402,325	330,880
48,000	National Fuel Gas Co	2,702,576	1,974,240
49,320	NextEra Energy Inc.	882,441	3,805,038
56,500	NextEra Energy Partners LP	2,836,028	3,788,325
1,000	Niko Resources Ltd., OTC†	54,403	4
3,000	Niko Resources Ltd., Toronto†	923	12
20,034	Occidental Petroleum Corp	427,367	346,789
30,000	Oceaneering International Inc.†	387,430	238,500
95,000	PG&E Corp.†	881,071	1,183,700
40,000	Phillips 66	3,494,850	2,797,600
12,500	PNM Resources Inc.	527,450	606,625
75,180	RPC Inc.†	569,529	236,817
60,000	Schlumberger NV	2,344,479	1,309,800
35,000	Southwest Gas Holdings Inc.	1,579,396	2,126,250
100,000	The AES Corp	1,136,430	2,350,000
		48,472,278	50,724,350
	Electronics — 2.3%
6,400	ams AG†	149,689	139,957
41,591	Bel Fuse Inc., Cl. A	543,364	555,240
4,000	Hitachi Ltd., ADR	287,076	317,600
55,000	Intel Corp	1,515,043	2,740,100
390	KLA Corp	99,179	100,975
33,000	Koninklijke Philips NV†	177,838	1,787,610
1,400	Mettler-Toledo International Inc.†	210,146	1,595,552
22,000	Sony Corp., ADR	1,519,849	2,224,200
40,000	TE Connectivity Ltd	1,721,146	4,842,800

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
193,000	Texas Instruments Inc.	$14,753,559	$31,677,090
820	Thermo Fisher Scientific Inc.	386,928	381,940
		21,363,817	46,363,064
	Broadcasting — 2.3%
2,000	Cogeco Inc.	39,014	128,808
24,000	Corus Entertainment Inc OTC, Cl. B	42,622	80,280
90,000	Entercom Communications Corp., Cl. A	624,348	222,300
138,400	Fox Corp., Cl. A	5,750,520	4,030,208
54,000	Fox Corp., Cl. B	2,235,600	1,559,520
16,000	Gray Television Inc.†	14,422	286,240
19,250	Liberty Broadband Corp., Cl. A†	608,060	3,033,415
90,772	Liberty Broadband Corp., Cl. C†	4,720,636	14,375,562
48,333	Liberty Media Corp Liberty Formula One, Cl. A†	1,455,986	1,836,171
48,250	Liberty Media Corp Liberty Formula One, Cl. C†	1,188,712	2,055,450
55,000	Liberty Media Corp Liberty SiriusXM, Cl. A†	1,482,902	2,375,450
188,604	Liberty Media Corp Liberty SiriusXM, Cl. C†	5,080,525	8,206,160
267,600	MSG Networks Inc., Cl. A†	2,660,368	3,944,424
19,000	Nexstar Media Group Inc., Cl. A	1,285,048	2,074,610
10,000	Sinclair Broadcast Group Inc., Cl. A	225,577	318,500
60,000	TEGNA Inc.	991,180	837,000
80,000	Television Broadcasts Ltd	319,851	82,451
		28,725,371	45,446,549
	Aerospace and Defense — 2.3%
309,300	Aerojet Rocketdyne Holdings Inc.†	9,088,116	16,346,505
500	Airbus SE†	51,364	54,840
15,000	Avio SpA†	207,838	207,803
14,000	Howmet Aerospace Inc.	223,451	399,560
30,800	Kaman Corp	770,399	1,759,604
1,000	Kratos Defense & Security Solutions Inc.†	19,681	27,430
13,000	L3Harris Technologies Inc.	1,138,805	2,457,260
17,500	Northrop Grumman Corp.	2,151,104	5,332,600
11,000	Raytheon Technologies Corp	625,686	786,610
4,415,666	Rolls-Royce Holdings plc†	9,350,715	6,717,746
2,500	Thales SA	233,021	228,754
50,000	The Boeing Co	9,638,266	10,703,000
		33,498,446	45,021,712
			Market
Shares		Cost	Value
	Retail — 2.2%
60,000	AutoNation Inc.†.	$2,690,025	$4,187,400
5,000	Casey’s General Stores Inc.	531,212	893,100
37,580	Costco Wholesale Corp.	5,279,255	14,159,392
91,488	CVS Health Corp.	7,505,501	6,248,630
26,000	Lowe’s Companies Inc.	2,596,867	4,173,260
144,000	Macy’s Inc.	2,371,655	1,620,000
16,000	Movado Group Inc.	168,058	265,920
1,800	NIKE Inc., Cl. B	244,816	254,646
33,508	PetIQ Inc.†	905,290	1,288,383
30,600	Sally Beauty Holdings Inc.†	242,911	399,024
11,400	Shake Shack Inc., Cl. A†	565,026	966,492
10,000	The Cheesecake Factory Inc.	319,895	370,600
700	The Home Depot Inc.	195,033	185,934
65,000	Vroom Inc.†	2,391,301	2,663,050
52,000	Walgreens Boots Alliance Inc.	1,969,498	2,073,760
30,000	Walmart Inc.	1,519,821	4,324,500
		29,496,164	44,074,091
	Specialty Chemicals — 2.1%
11,000	AdvanSix Inc.†	134,544	219,890
2,000	Air Products and Chemicals Inc.	333,447	546,440
186,000	DuPont de Nemours Inc.	11,433,100	13,226,460
433,500	Ferro Corp.†	4,659,186	6,342,105
10,000	FMC Corp.	262,417	1,149,300
116,000	GCP Applied Technologies Inc.†	2,501,470	2,743,400
15,000	H.B. Fuller Co.	626,362	778,200
54,000	International Flavors & Fragrances Inc..	4,260,498	5,877,360
132,900	Sensient Technologies Corp.	6,152,607	9,804,033
32,000	SGL Carbon SE†	215,230	140,539
2,000	The Chemours Co.	22,594	49,580
260	The Sherwin-Williams Co.	194,877	191,077
		30,796,332	41,068,384
	Environmental Services — 2.0%
47,000	Biffa plc†	149,146	147,505
10,000	GFL Environmental Inc.	193,800	291,800
30,000	Pentair plc.	699,891	1,592,700
230,000	Republic Services Inc.	14,205,770	22,149,000
16,600	Veolia Environnement SA	403,415	405,791
123,600	Waste Management Inc.	10,530,273	14,576,148
		26,182,295	39,162,944
	Telecommunications — 1.9%
58,000	AT&T Inc.	1,928,434	1,668,080
55,400	BCE Inc.	1,851,178	2,371,120
874,200	BT Group plc, Cl. A	3,614,909	1,581,007
7,040,836	Cable & Wireless Jamaica Ltd.†(b)	128,658	57,334
102,500	CenturyLink Inc.	980,033	999,375

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
30,000	Cincinnati Bell Inc.†	$389,523	$458,400
29,180	Deutsche Telekom AG	531,230	533,112
125,000	Deutsche Telekom AG, ADR	2,029,152	2,283,750
36,000	Hellenic Telecommunications Organization SA	452,922	579,648
15,000	Hellenic Telecommunications Organization SA, ADR	91,062	119,250
264,732	Koninklijke KPN NV	448,166	804,320
77,000	Loral Space & Communications Inc	2,670,804	1,616,230
1,100,000	NII Holdings Inc., Escrow†	2,475,000	2,387,000
16,000	Oi SA, ADR†	6,333	8,160
4,267	Oi SA, Cl. C, ADR†	118,940	8,662
21,000	Telecom Argentina SA, ADR	127,554	137,760
535,000	Telecom Italia SpA	2,073,015	246,662
70,000	Telefonica Brasil SA, ADR	726,827	619,500
560,739	Telefonica SA, ADR	8,069,428	2,265,386
530,000	Telephone and Data Systems Inc.	22,172,966	9,842,100
105,000	Telesites SAB de CV†	79,714	113,445
50,000	TELUS Corp	233,734	990,258
46,075	TIM SA, ADR	352,294	641,364
98,000	Verizon Communications Inc.	4,220,502	5,757,500
174,000	Vodafone Group plc	300,315	287,771
36,300	Vodafone Group plc, ADR	591,630	598,224
		56,664,323	36,975,418
	Computer Software and Services — 1.8%
650	Adobe Inc.†	309,368	325,078
500	Alibaba Group Holding Ltd ADR†	108,242	116,365
150	Alphabet Inc., Cl. A†	262,351	262,896
6,430	Alphabet Inc., Cl. C†	8,471,337	11,264,588
2,090	Anaplan Inc.†	144,013	150,167
2,200	Atos SE†	200,051	200,981
1,000	Capgemini SE	146,394	154,905
6,800	Check Point Software Technologies Ltd.†	396,238	903,788
1,950	Cloudflare Inc., Cl. A†	146,794	148,181
940	CrowdStrike Holdings Inc Cl. A†	147,572	199,111
1,080	Dassault Systemes SE	203,455	219,215
12,580	Facebook Inc., Cl. A†	3,064,191	3,436,353
120	FactSet Research Systems Inc.	39,864	39,900
1,800	Fidelity National Information Services Inc.	268,449	254,628
15,000	FireEye Inc.†	203,925	345,900
13,820	Fiserv Inc.†	822,753	1,573,545
55,000	GTY Technology Holdings Inc.†	276,850	284,900
Shares		Cost	Market Value
200,000	Hewlett Packard Enterprise Co	$2,832,957	$2,370,000
31,500	Match Group Inc.†	1,850,772	4,762,485
4,650	Microsoft Corp	997,088	1,034,253
550	NVIDIA Corp	294,346	287,210
140,000	Oxford Metrics plc	173,766	180,920
500	PSI Software AG	14,350	14,904
18,770	Rockwell Automation Inc	732,817	4,707,704
640	ServiceNow Inc.†	341,670	352,275
25,454	SolarWinds Corp.†	434,705	380,537
35,000	SVMK Inc.†	672,649	894,250
1,300	Temenos AG	174,579	181,571
300	Veeva Systems Inc., Cl. A†	82,068	81,675
		23,813,614	35,128,285
	Building and Construction — 1.6%
27,000	Arcosa Inc	476,033	1,483,110
18,000	Assa Abloy AB, Cl. B	310,378	443,021
4,000	Cie de Saint-Gobain†	188,831	183,248
70,000	Fortune Brands Home & Security Inc	2,217,346	6,000,400
22,000	Gencor Industries Inc.†	256,740	270,600
126,448	Herc Holdings Inc.†	3,970,661	8,397,412
232,814	Johnson Controls International plc	9,845,112	10,846,804
20,000	PGT Innovations Inc.†	286,174	406,800
12,000	Sika AG	1,556,815	3,277,533
		19,108,090	31,308,928
	Hotels and Gaming — 1.5%
50,000	888 Holdings plc	187,453	195,211
16,000	Accor SA†	549,282	578,573
10,000	Better Collective A/S†	171,275	184,136
66,557	Entain plc†	884,122	1,031,674
19,000	Gamesys Group plc.	278,984	296,201
10,000	GAN Ltd.†	171,011	202,800
8,000	Hyatt Hotels Corp., Cl. A	263,258	594,000
18,000	Las Vegas Sands Corp	564,359	1,072,800
45,000	LeoVegas AB	177,218	190,882
4,408,500	Mandarin Oriental International Ltd.†	7,732,242	7,494,450
13,500	Marriott International Inc Cl. A	1,106,703	1,780,920
70,000	MGM China Holdings Ltd	137,917	120,272
54,400	MGM Growth Properties LLC, Cl. A, REIT	1,055,276	1,702,720
79,000	MGM Resorts International	2,152,791	2,489,290
7,560	Penn National Gaming Inc.†	216,367	652,957
127,800	Ryman Hospitality Properties Inc., REIT	5,176,043	8,659,728
200,000	The Hongkong & Shanghai Hotels Ltd	155,450	178,008
250,000	William Hill plc†	521,166	923,404

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.
Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
4,000	Wyndham Destinations Inc.	$130,024	$179,440
4,000	Wyndham Hotels & Resorts Inc.	152,872	152,872
6,000	Wynn Resorts Ltd.	469,634	676,980
		22,253,447	29,442,206
	Aviation: Parts and Services — 1.4%
187,300	Curtiss-Wright Corp.	14,236,821	21,792,355
997,242	Signature Aviation plc†	2,811,696	5,277,629
		17,048,517	27,069,984
	Real Estate — 1.0%
8,000	Bresler & Reiner Inc.†	162	800
10,267	Gaming and Leisure Properties Inc., REIT	169,110	435,321
56,000	Indus Realty Trust Inc.†	542,694	3,500,000
29,000	Rayonier Inc., REIT	454,837	852,020
321,803	The St. Joe Co.	6,313,540	13,660,537
15,000	Weyerhaeuser Co., REIT	442,013	502,950
		7,922,356	18,951,628
	Metals and Mining — 0.9%
37,400	Agnico Eagle Mines Ltd.	1,530,570	2,637,074
50,000	Barrick Gold Corp.	1,464,000	1,139,000
30,000	Cleveland-Cliffs Inc	296,432	436,800
101,000	Freeport-McMoRan Inc.	1,445,951	2,628,020
3,000	Kirkland Lake Gold Ltd.	123,094	123,810
20,053	Livent Corp.†	125,914	377,799
4,300	Materion Corp.	97,512	273,996
50,000	New Hope Corp. Ltd.	67,580	54,545
145,600	Newmont Corp	5,240,388	8,719,984
90,000	TimkenSteel Corp.†	1,157,945	420,300
10,000	Turquoise Hill Resources Ltd.†.	491,902	124,200
10,000	Vale SA, ADR	81,899	167,600
		12,123,187	17,103,128
	Automotive — 0.7%
1,300	Daimler AG	88,004	91,779
20,000	Fiat Chrysler Automobiles NV†.	238,306	238,306
58,000	General Motors Co.	2,152,117	2,415,120
100,000	Navistar International Corp.†	2,209,155	4,396,000
70,000	PACCAR Inc.	1,455,874	6,039,600
8,000	The Shyft Group Inc.	150,218	227,040
1,800	Toyota Motor Corp., ADR	245,708	278,226
8,000	Traton SE.	210,430	220,923
		6,749,812	14,030,488
	Transportation — 0.6%
131,200	GATX Corp.	4,730,843	10,913,216
Shares		Cost	Market Value
	Wireless Communications — 0.5%
105,000	America Movil SAB de CV Cl. L, ADR.	$735,232	$1,526,700
77,000	Millicom International Cellular SA, SDR†	4,081,185	3,030,361
22,507	T-Mobile US Inc.†.	1,751,598	3,035,069
104,600	United States Cellular Corp.†	4,965,942	3,210,174
		11,533,957	10,802,304
	Communications Equipment — 0.5%
13,150	Apple Inc.	1,052,456	1,744,874
223,000	Corning Inc.	6,169,077	8,028,000
2,490	QUALCOMM Inc.	371,813	379,327
		7,593,346	10,152,201
	Agriculture — 0.5%
196,000	Archer-Daniels-Midland Co.	9,054,791	9,880,360
10,000	The Mosaic Co.	428,085	230,100
		9,482,876	10,110,460
	Publishing — 0.3%
1,400	Graham Holdings Co., Cl. B	698,214	746,732
75,000	Meredith Corp.	2,978,479	1,440,000
105,000	News Corp., Cl. A	1,640,478	1,886,850
90,600	News Corp., Cl. B	1,210,037	1,609,962
70,000	The E.W. Scripps Co., Cl. A.	831,325	1,070,300
		7,358,533	6,753,844
	Manufactured Housing and Recreational Vehicles — 0.2%
2,100	Cavco Industries Inc.†	382,606	368,445
7,714	Legacy Housing Corp.†	114,829	116,559
5,000	Martin Marietta Materials Inc.	106,125	1,419,850
32,600	Nobility Homes Inc.	411,861	810,925
42,000	Skyline Champion Corp.†	256,482	1,299,480
		1,271,903	4,015,259
	Semiconductors — 0.0%
1,400	Advanced Micro Devices Inc.†.	135,289	128,394
1,000	Analog Devices Inc.	144,587	147,730
1,180	Applied Materials Inc.	98,513	101,834
230	ASML Holding NV	102,630	112,176
220	Lam Research Corp.	102,300	103,899
		583,319	594,033
	TOTAL COMMON STOCKS	1,171,239,858	1,909,392,918

	CLOSED-END FUNDS — 0.5%
245,000	Altaba Inc., Escrow†	1,888,900	3,564,750
4,285	Royce Global Value Trust Inc.	37,280	57,248
45,000	Royce Value Trust Inc.	598,747	726,300
96,964	The Central Europe, Russia, and Turkey Fund Inc.	2,782,980	2,333,923
159,600	The New Germany Fund Inc.	2,162,135	3,037,188
		7,470,042	9,719,409
	TOTAL CLOSED-END FUNDS	7,470,042	9,719,409

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.
Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	CLOSED-END FUNDS (Continued)

	PREFERRED STOCKS — 0.1%
	Consumer Services — 0.1%
13,250	Qurate Retail Inc., 8.000%, 03/15/31	$1,516,561	$1,311,750

	CONVERTIBLE PREFERRED STOCKS— 0.1%
	Telecommunications — 0.1%
21,000	Cincinnati Bell Inc 6.750%, Ser. B	391,170	1,041,216

	RIGHTS — 0.0%
	Entertainment — 0.0%
139,123	Media General Inc., CVR†(b)	0	0

	WARRANTS — 0.0%
	Diversified Industrial — 0.0%
379,000	Ampco-Pittsburgh Corp., expire 08/01/25†
		258,897	333,516
	Energy and Utilities — 0.0%
2,504	Occidental Petroleum Corp., expire 08/03/27†	12,395	17,052

	Financial Services — 0.0%
2,222	Pershing Square Tontine
	Holdings Ltd., expire
	07/24/21†	13,493	21,331
	TOTAL WARRANTS	284,785	371,899

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.6%
$4,685,000	U.S. Cash Management Bill, 0.055%††, 2/16/2021	4,684,671	4,684,664
47,435,000	U.S. Treasury Bills, 0.055% to 0.110%†††,02/04/21 to 06/03/21	47,428,067	47,429,732
	TOTAL U.S. GOVERNMENT OBLIGATIONS	52,112,738	52,114,396
TOTAL INVESTMENTS — 100.0%		$1,233,015,154	1,973,951,588
Market Value
Other Assets and Liabilities (Net)	$3,891,491
PREFERRED STOCK (14,149,094 preferred shares outstanding)	(443,637,350)
NET ASSETS — COMMON STOCK (261,772,335 common shares outstanding)	$1,534,205,729
NET ASSET VALUE PER COMMON SHARE ($1,534,205,729 ÷ 261,772,335 shares outstanding)	$5.86

(a)	Securities, or a portion thereof, with a value of $61,849,000 were pledged as collateral for futures contracts.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
†††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	82.8%	$1,634,326,270
Europe	14.2	280,390,868
Japan	1.5	30,241,067
Latin America	0.9	18,551,446
Asia/Pacific	0.5	9,620,066
South Africa	0.1	821,871
Total Investments	100.0%	$1,973,951,588

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.
Schedule of Investments (Continued) — December 31, 2020

As of December 31, 2020, futures contracts outstanding were as follows:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
S&P 500 Futures (E-Mini)	Short	130	03/19/21	$24,367,200	$(612,950)	$(612,950)
TOTAL FUTURES						$(612,950)

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities
December 31, 2020

Assets:
Investments in securities, at value (cost $1,233,015,154)	$1,973,951,588
Foreign currency, at value (cost $12)	12
Cash	126,306
Deposit at brokers	1,573,000
Receivable for investment securities sold	4,682,071
Dividends receivable	3,264,006
Prepaid expenses	37,045
Deferred offering expense	12,897
Total Assets	1,983,646,925
Liabilities:
Distributions payable	251,518
Payable for investment securities purchased	2,244,965
Payable for investment advisory fees	2,478,999
Payable for payroll expenses	46,424
Payable for accounting fees	3,750
Variation margin payable	159,900
Payable for preferred offering expenses	85,429
Other accrued expenses	532,861
Total Liabilities	5,803,846
Cumulative Preferred Stock, $0.001 par value:
Series C (Auction Rate, $25,000 liquidation value, 5,200 shares authorized with 2,492 shares issued and outstanding)	62,300,000
Series E (Auction Rate, $25,000 liquidation value, 2,000 shares authorized with 1,108 shares issued and outstanding)	27,700,000
Series G (5.000%, $25 liquidation value, 3,280,477 shares authorized with 2,779,621 shares issued and outstanding)	69,490,525
Series H (5.000%, $25 liquidation value, 4,198,880 shares authorized with 4,172,873 shares issued and outstanding)	104,321,825
Series J (5.450%, $25 liquidation value, 4,500,000 shares authorized with 3,200,000 shares issued and outstanding)	80,000,000
Series K (5.000%, $25 liquidation value, 4,000,000 shares authorized with 3,993,000 shares issued and outstanding)	99,825,000
Total Preferred Stock	443,637,350
Net Assets Attributable to Common Stockholders	$1,534,205,729
Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$806,592,163
Total distributable earnings	727,613,566
Net Assets	$1,534,205,729
Net Asset Value per Common Share:
($1,534,205,729 ÷ 261,772,335 shares outstanding at $0.001 par value; 337,024,900 shares authorized)	$5.86

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $840,301)	$29,735,571
Interest	300,579
Total Investment Income	30,036,150
Expenses:
Investment advisory fees	17,547,966
Shareholder communications expenses	392,812
Custodian fees	232,596
Shelf registration expense	193,770
Payroll expenses	167,356
Stockholder services fees	155,000
Shareholder services fees	137,839
Legal and audit fees	113,289
Accounting fees	45,000
Interest expense	4,512
Miscellaneous expenses	436,600
Total Expenses	19,426,740
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(10,830)
Expenses paid indirectly by broker (See Note 3)	(12,318)
Total Reductions and Credits	(23,148)
Net Expenses	19,403,592
Net Investment Income	10,632,558
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments in securities	93,084,943
Net realized loss on futures contracts	(297,668)
Net realized gain on foreign currency transactions	94,548
Net realized gain on investments, futures contracts, and foreign currency transactions	92,881,823
Net change in unrealized appreciation/depreciation:
on investments in securities	67,695,356
on futures contracts	(351,325)
on foreign currency translations	83,640
Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	67,427,671
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	160,309,494
Net Increase in Net Assets Resulting from Operations	170,942,052
Total Distributions to Preferred Stockholders	(18,778,088)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	$152,163,964

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$10,632,558	$15,001,077
Net realized gain on investments, futures contracts, and foreign currency transactions	92,881,823	143,923,403
Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	67,427,671	177,720,294
Net Increase in Net Assets Resulting from Operations	170,942,052	336,644,774
Distributions to Preferred Stockholders	(18,778,088)	(20,510,513)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	152,163,964	316,134,261

Distributions to Common Stockholders:
Accumulated earnings	(85,345,251)	(139,208,505)
Return of capital	(70,082,226)	(13,631,522)
Total Distributions to Common Stockholders	(155,427,477)	(152,840,027)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	22,361,817	21,764,586
Net increase in net assets from repurchase of preferred shares	2,917,441	—
Net decrease in net assets from preferred offering costs charged to paid-in capital	—	(3,475,000)
Net Increase in Net Assets from Fund Share Transactions	25,279,258	18,289,586
Net Increase in Net Assets Attributable to Common Stockholders	22,015,745	181,583,820

Net Assets Attributable to Common Stockholders:
Beginning of year	1,512,189,984	1,330,606,164
End of year	$1,534,205,729	$1,512,189,984

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.
Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2020	2019		2018		2017		2016
Operating Performance:
Net asset value, beginning of year	$5.88	$5.25		$6.47		$5.84		$5.70
Net investment income	0.04	0.06		0.07		0.04		0.07
Net realized and unrealized gain/(loss) on investments, futures contracts, and foreign currency transactions	0.60	1.26		(0.57)		1.42		0.75
Total from investment operations	0.64	1.32		(0.50)		1.46		0.82
Distributions to Preferred Stockholders: (a)
Net investment income	(0.01)	(0.01)		(0.01)		(0.00	)(b)	(0.01)
Net realized gain	(0.06)	(0.07)		(0.07)		(0.08)		(0.06)
Total distributions to preferred stockholders	(0.07)	(0.08)		(0.08)		(0.08)		(0.07)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	0.57	1.24		(0.58)		1.38		0.75
Distributions to Common Stockholders:
Net investment income	(0.04)	(0.05)		(0.06)		(0.04)		(0.08)
Net realized gain	(0.29)	(0.50)		(0.54)		(0.57)		(0.52)
Return of capital	(0.27)	(0.05)		(0.04)		(0.00	)(b)	(0.00	)(b)
Total distributions to common stockholders	(0.60)	(0.60)		(0.64)		(0.61)		(0.60)
Fund Share Transactions:
Increase/decrease in net asset value from common share transactions	0.00 (b)	0.00	(b)	—		(0.14)		—
Increase in net asset value from repurchase of preferred shares	0.01	—		—		0.00	(b)	0.00	(b)
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—	(0.01)		—		—		(0.01)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—	—		(0.00	)(b)	(0.00	)(b)	—
Total Fund share transactions	0.01	(0.01)		(0.00	)(b)	(0.14)		(0.01)
Net Asset Value Attributable to Common Stockholders, End of Year	$5.86	$5.88		$5.25		$6.47		$5.84
NAV total return †	13.25%	24.03%		(10.17)%		24.64%		13.66%
Market value, end of year	$6.27	$6.09		$5.10		$6.19		$5.52
Investment total return ††	16.59%	32.19%		(8.43)%		24.65%		15.71%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$1,977,843	$1,966,007		$1,743,519		$2,045,240		$1,693,448
Net assets attributable to common shares, end of year (in 000’s)	$1,534,206	$1,512,190		$1,330,606		$1,632,327		$1,280,115
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.81%	1.01%		1.07%		0.64%		1.23%
Ratio of operating expenses to average net assets attributable to common shares:
before fee reductions(c)(d)	1.48%	1.33	%(e)	1.37%		1.42%		1.44%
net of fee reductions, if any(c)(f)	1.48%	1.33	%(e)	1.27%		1.42%		1.44%
Portfolio turnover rate	12.6%	11.0%		17.1%		11.4%		12.7%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.
Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Cumulative Preferred Stock:
Auction Rate Series C Preferred
Liquidation value, end of year (in 000’s)	$62,300	$72,000	$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	2	3	3	3	3
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(g)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(h)	$111,456	$108,305	$105,562	$123,830	$102,426

5.875% Series D Preferred(i)
Liquidation value, end of year (in 000’s)	—	—	$59,097	$59,097	$59,097
Total shares outstanding (in 000’s)	—	—	2,364	2,364	2,364
Liquidation preference per share	—	—	$25.00	$25.00	$25.00
Average market value(j)	—	—	$25.62	$26.16	$26.22
Asset coverage per share(h)	—	—	$105.56	$123.83	$102.43

Auction Rate Series E Preferred
Liquidation value, end of year (in 000’s)	$27,700	$28,000	$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(g)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(h)	$111,456	$108,305	$105,562	$123,830	$102,426

5.000% Series G Preferred
Liquidation value, end of year (in 000’s)	$69,491	$69,495	$69,495	$69,495	$69,743
Total shares outstanding (in 000’s)	2,780	2,780	2,780	2,780	2,791
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(j)	$25.25	$24.57	$23.92	$24.50	$24.67
Asset coverage per share(h)	$111.46	$108.30	$105.56	$123.83	$102.43

5.000% Series H Preferred
Liquidation value, end of year (in 000’s)	$104,322	$104,322	$104,322	$104,322	$104,494
Total shares outstanding (in 000’s)	4,173	4,173	4,173	4,173	4,180
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(j)	$25.30	$24.68	$24.18	$24.64	$25.00
Asset coverage per share(h)	$111.46	$108.30	$105.56	$123.83	$102.43

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

	Year Ended December 31,
	2020	2019	2018	2017	2016
5.450% Series J Preferred
Liquidation value, end of year (in 000’s)	$80,000	$80,000	$80,000	$80,000	$80,000
Total shares outstanding (in 000’s)	3,200	3,200	3,200	3,200	3,200
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(j)	$26.00	$25.98	$25.14	$25.36	$25.43
Asset coverage per share(h)	$111.46	$108.30	$105.56	$123.83	$102.43

5.000% Series K Preferred
Liquidation value, end of year (in 000’s)	$99,825	$100,000	—	—	—
Total shares outstanding (in 000’s)	3,993	4,000	—	—	—
Liquidation preference per share	$25.00	$25.00	—	—	—
Average market value(j)	$25.86	$25.24	—	—	—
Asset coverage per share(h)	$111.46	$108.30	—	—	—
Asset Coverage(k)	446%	433%	422%	495%	410%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented there was no impact on the expense ratios.
(d)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reductions for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 would have been 1.10%, 1.03%, 1.09%, 1.10%, and 1.10%, respectively.
(e)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction fees. The 2019 ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including liquidation value of preferred shares, excluding the reversal of auction agent fees, were 1.39% and 1.08%, respectively.
(f)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reductions for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 would have been 1.10%, 1.03%, 1.01%, 1.10%, and 1.10%, respectively.
(g)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(h)	Asset coverage per share is calculated by combining all series of preferred stock.
(i)	The Fund redeemed and retired all of the 2,363,860 shares of Series D Preferred Stock on December 26, 2019.
(j)	Based on weekly prices.
(k)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc. Notes to Financial Statements

1. Organization. The Gabelli Equity Trust Inc. (the Fund) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the 1940 Act), whose primary objective is long term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the updates set forth in ASU 2018-13 in these financial statements.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

The Gabelli Equity Trust Inc. Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$50,724,338	$12	—	$50,724,350
Health Care	103,420,705	240	—	103,420,945
Manufactured Housing and Recreational Vehicles	3,204,334	810,925	—	4,015,259
Telecommunications	34,531,084	2,387,000	$57,334	36,975,418
Other Industries (b)	1,714,256,946	—	—	1,714,256,946
Total Common Stocks	1,906,137,407	3,198,177	57,334	1,909,392,918
Closed-End Funds	6,154,659	3,564,750	—	9,719,409
Preferred Stocks (b)	1,311,750	—	—	1,311,750
Convertible Preferred Stocks (b)	1,041,216	—	—	1,041,216
Rights (b)	—	—	0	0
Warrants (b)	371,899	—	—	371,899
U.S. Government Obligations	—	52,114,396	—	52,114,396
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,915,016,931	$58,877,323	$57,334	$1,973,951,588
OTHER FINANCIAL INSTRUMENTS: * LIABILITIES (Net Unrealized Depreciation):
EQUITY CONTRACTS
Index Futures Contracts - Short Position	$(612,950)	—	—	$(612,950)

(a)	Level 3 securities are valued by intrinsic value and last price analysis. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Directors.
(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

During the year ended December 31, 2020, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Equity Trust Inc.
Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately as Deposit at brokers, in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2020, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into

The Gabelli Equity Trust Inc.
Notes to Financial Statements (Continued)

a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at December 31, 2020 are reflected within the Schedule of Investments.

During the year ended December 31, 2020, the Fund held an average monthly notional amount of equity index futures contracts of approximately $20,999,472.

As of December 31, 2020, the equity risk exposure associated with the futures contracts can be found in the Statement of Assets and Liabilities, under Liabilities, Variation margin payable. For the year ended December 31, 2020, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency; Net realized loss on futures contracts; and Net change in unrealized appreciation/depreciation on futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

The Gabelli Equity Trust Inc.
Notes to Financial Statements (Continued)

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Stockholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2020, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date

The Gabelli Equity Trust Inc.
Notes to Financial Statements (Continued)

if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fess. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Stockholder. Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, disallowed expenses, and reversal of prior year real estate investment trust long term capital gain. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to decrease paid-in capital by $384,018, with an offsetting adjustment to total distributable earnings.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to stockholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, 5.000% Series G Cumulative Preferred Stock, 5.000% Series H Cumulative Preferred Stock, 5.450% Series J Cumulative Preferred Stock, and 5.000% Series K Cumulative Preferred Stock (Preferred Stock) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Equity Trust Inc.
Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains for 2019)	$9,115,669	$2,005,675	$14,064,397	$2,072,201
Net long term capital gains	76,229,582	16,772,413	125,144,108	18,438,312
Return of capital	70,082,226	—	13,631,522	—
Total distributions paid	$155,427,477	$18,778,088	$152,840,027	$20,510,513

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$727,865,084
Other temporary differences*	(251,518)
Total	$727,613,566

*	Other temporary differences are due to preferred share class distributions payable.

At December 31, 2020, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to the deferral of losses from wash sales for tax purposes, prior year mark-to-market adjustments on investments no longer considered passive foreign investment companies, and mark-to-market adjustments on currency gains and losses.

The following summarizes the tax cost of investments and derivatives and the related net unrealized appreciation at December 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivative instruments	$1,246,174,489	$811,266,691	$(83,489,592)	$727,777,099

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s

The Gabelli Equity Trust Inc.
Notes to Financial Statements (Continued)

average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2020, the Fund accrued $167,356 in payroll expenses in the Statement of Operations.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C and Series E Preferred Stock (C and E Preferred Stock) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the C and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the C and E Preferred Stock for the period. During the year ended December 31, 2020, the Fund’s total return on the NAV of the common shares exceeded the dividend rate of the outstanding C and E Preferred Stock.

During the year ended December 31, 2020, the Fund paid $41,765 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $12,318.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2020, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $10,830.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Gabelli Equity Trust Inc.
Notes to Financial Statements (Continued)

The Fund engaged in a purchase transaction with a fund that has a common investment adviser. This purchase transaction complied with Rule 17a-7 under the Act and amounted to $12,936,467.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated $216,644,017 and $345,122,431, respectively.

5. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 337,024,900 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2020 and 2019, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in shares of common stock were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Increase from common shares issued upon reinvestment of distributions	4,700,296	$22,361,817	3,734,016	$21,764,586

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series E, Series G, Series H, Series J, and Series K Preferred Stock at redemption prices of $25,000, $25,000, $25, $25, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

For Series C and Series E Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E stockholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Gabelli Equity Trust Inc.
Notes to Financial Statements (Continued)

The Fund may redeem at any time, in whole or in part, the Series C, Series E, Series G, and Series H Preferred Stock at their respective liquidation prices plus any accrued and unpaid dividends. In addition, the Board has authorized the repurchase of the Series J and Series K Preferred Stock in the open market at a price less than the $25 liquidation value per share. During the year ended December 31, 2020 and the year ended 2019, the Fund did not repurchase or redeem any shares of Series G, Series H or Series J Preferred Stock. During the year ended December 31, 2020, the Fund repurchased and retired 175 Series G Shares in the open market at an investment of $3,764, and a discount of approximately 14.00% from its liquidation preference. On December 26, 2019, the Fund redeemed and retired 2,363,860 outstanding shares of Series D Preferred Stock at the liquidation value of $59,096,500.

On December 16, 2019, the Fund issued 4,000,000 shares of 5.000% Series K Cumulative Preferred Shares (Series K) receiving $96,525,000 , after the deduction of estimated offering expenses of $325,000 and underwriting fees of $3,150,000. The liquidation value of the Series K is $25 per share. The Series K has an annual dividend rate of 5.000%. The Series K is non callable before December 16, 2024.

The Fund has the authority to purchase its auction rate Series C and Series E preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

During the year ended December 31, 2020, the Fund repurchased 388 Series C and 12 Series E Preferred through a negotiated private transaction, and 7,000 Series K Preferred in the open market at an investment of $157,570 and a discount of 10% from its liquidation preference.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/20	Net Proceeds	2020 Dividend Rate Range	Dividend Rate at 12/31/20	Accrued Dividends at 12/31/20
C Auction Rate	June 27, 2002	5,200	2,492	$128,246,557	0.070% to 2.783%	0.175%	$299
E Auction Rate	October 7, 2003	2,000	1,108	$49,350,009	0.070% to 2.766%	0.140%	$637
G 5.000%	August 1, 2012	3,280,477	2,779,621	$69,407,417	Fixed Rate	5.000%	$48,257
H 5.000%	September 28, 2012	4,198,880	4,172,873	$100,865,695	Fixed Rate	5.000%	$72,446
J 5.450%	March 28, 2016	4,500,000	3,200,000	$77,212,332	Fixed Rate	5.450%	$60,556
K 5.000%	December 16, 2019	4,000,000	3,993,000	$96,525,000	Fixed Rate	5.000%	$69,323

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
The Gabelli Equity Trust Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Equity Trust Inc. (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets attributable to common stockholders for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets attributable to common stockholders for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2021

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited)

Summary of Updated Information Regarding the Fund

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s last annual report to shareholders as of December 31, 2019, for the fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you invested in the Fund.

Investment Objective and Strategies

There have been no material changes to the Fund’s investment objective or principal investment strategies since the Fund’s last annual report to shareholders.

Investment Objective

The Fund’s primary investment objective is to achieve long term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, and warrants and rights to purchase such securities selected by the Investment Adviser. Income is a secondary investment objective. The investment objectives of long term growth of capital and income are fundamental policies of the Fund. These fundamental policies and the investment limitations described in the SAI under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Fund’s outstanding shares of preferred stock, voting together as a separate class, and the approval of the holders of a majority of the Fund’s outstanding voting securities, voting together as a single class. Such majority votes require, in each case, the lesser of (i) 67% of the Fund’s applicable shares represented at a meeting at which more than 50% of the Fund’s applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares of the applicable class.

Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities. The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

The Fund seeks to achieve its secondary investment objective of income, in part, by investing up to 10% of its total assets in fixed income securities rated as low as C by Moody’s or D by S&P or unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date. These debt securities, which are often referred to in the financial press as “junk bonds,” are predominantly speculative and involve major risk exposure to adverse conditions. The Fund may invest in fixed income securities of any maturity and any duration when it appears that the Fund will be better able to achieve its investment objective through investments in such securities or when the Fund is temporarily in a defensive position. The average duration and average maturity of the Fund’s investments in debt securities will vary from time to time depending on the views of the Investment Adviser.

The Fund invests in equity securities across all market capitalization ranges. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in emerging markets.

No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

●	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

●	the potential for capital appreciation of the securities;

●	the interest or dividend income generated by the securities;

●	the prices of the securities relative to other comparable securities;

●	whether the securities are entitled to the benefits of call protection or other protective covenants;

●	the existence of any anti-dilution protections or guarantees of the security; and

●	the diversification of the portfolio of the Fund as to issuers.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

Certain Investment Practices

Foreign Securities. The Fund may invest up to 35% of its total assets in foreign securities including issuers in emerging markets, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that may have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

The Fund may also invest in the debt securities of foreign governments. Although such investments are not a principal strategy of the Fund, there is no independent limit on its ability to invest in the debt securities of foreign governments.

Temporary Investments. Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of United States government sponsored instrumentalities, including U.S. Treasury securities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods, the Fund may also invest in money market mutual funds that invest primarily in securities of United States government sponsored instrumentalities and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its secondary investment objective of income.

Non-Investment Grade Securities. The Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets. Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate. In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Futures Contracts and Options on Futures. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines of the Board, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be written on debt securities, financial indices, securities indices, United States government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option, the Fund will segregate or “earmark” cash, U.S. government securities or other liquid assets equal to the full notional value of the underlying security due in sold put options (less any margin on deposit). The Fund also reserves the right to instead cover its obligation by either purchasing a put option on the same reference asset with a strike price that equals or is

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

higher than the strike price of the put option sold or selling short the instruments or currency underlying the put option at the same or higher price than the strike price of the put option. In the event the Fund enters into long futures contracts, the Fund will segregate or “earmark” cash, U.S. government securities or other liquid assets in an amount equal to the full notional value of the contract (less any margin on deposit). For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established. These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

The Investment Adviser has claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indices and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser were required to register as a CPO with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Contracts. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines established by the Board, enter into swap transactions. Swap contracts generally will be used by the Fund for the purpose of seeking to increase the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a typical swap transaction on an equity security, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Options. On behalf of the Fund, the Investment Adviser may, subject to the guidelines of the Board and SEC or staff guidance and any other applicable regulatory authority, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government obligations or other high-grade short term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, it will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option with the same terms as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. OTC options are considered illiquid securities.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Forward Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign currency futures contracts and options on foreign currency futures contracts.

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between entering into a forward contract by the Fund for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

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If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and non-bank dealers of United States government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Fund’s Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund’s ability to sell the collateral and it would suffer a loss.

Borrowing. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. It may not borrow for investment purposes.

Leverage. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund.

Additionally, the Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described in the Prospectus and in the SAI. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common stock.

Further information on the investment objectives and policies of the Fund is set forth in the SAI.

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, a majority, as defined in the 1940 Act, of the outstanding preferred stock of the Fund (voting together as a separate class) is also required to change a fundamental policy, as defined in the 1940 Act. The Fund’s fundamental investment restrictions prohibit the Fund from: (1) concentrating its investments (i.e., investing more than 25% of the Fund’s total assets) in securities of issuers in any particular industry; (2) purchasing securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company’s securities, provided that this restriction does not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders; (3) purchasing or selling commodities or commodity contracts, except that the Fund may purchase or sell futures contracts and related options thereon if certain conditions are met, and purchasing or selling sell real estate, provided that

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the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; (4) purchasing any securities on margin or making short sales, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities; (5) making loans of money, except by the purchase of a portion of private or publicly distributed debt obligations or the entering into of repurchase agreements, and the Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets; (6) borrowing money, except to the extent permitted by applicable law (i.e., the Fund generally may borrow money in amounts of up to one-third of the Fund’s total assets for any purpose, subject to the requirement that the Fund have asset coverage of at least 300% of the amount of its borrowings at the time the borrowing is incurred, and may borrow up to 5% of the Fund’s total assets for temporary purposes (for up to 60 days) without maintaining such 300% asset coverage); (7) issuing senior securities, except to the extent permitted by applicable law (i.e., the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes), subject to the requirement that the Fund maintain asset coverage as required by the 1940 Act); (8) underwriting securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities; and (9) investing more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale. The Fund’s investment restrictions are more fully discussed under “Investment Restrictions” in the SAI. See also “Leverage Risk — Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility.”

Portfolio Turnover. The Fund does not engage in the trading of securities for the purpose of realizing short term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objectives. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, and such expenses must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for United States federal income tax purposes. The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2019 and 2020 were 11.0% and 12.6%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

Principal Risk Factors

Leverage Risk

The Fund currently uses, and intends to continue to use, leverage for investment purposes by issuing preferred stock. “Leverage” for these purposes means the ratio by which the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate involuntary liquidation preference of the Fund’s preferred stock bears to the Fund’s total assets. As of December 31, 2020, the amount of leverage represented approximately 22% of the Fund’s net assets. The Series C Auction Rate Preferred, Series E Auction Rate Preferred, Series G Preferred, Series H Preferred, Series J Preferred and Series K Preferred have the same seniority with respect to distributions and liquidation preference. Preferred stock has seniority over common stock with respect to distributions and upon liquidation of the Fund.

The Fund’s use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred stock, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund cannot assure that the issuance of preferred stock will result in a higher yield or return to the holders of the common stock.

●	Preferred Stock Risk. The issuance of preferred stock causes the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common stock than if the Fund had not issued preferred stock.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common stock. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common stock than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common stock. The Fund might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing its ratings on the preferred stock or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred stock.

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In addition, the Fund would pay (and the holders of common stock will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred stock, voting together as a separate class, will have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears will have the right to elect a majority of the Directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred stock to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

●	Special Risks to Holders of Fixed Rate Preferred Stock

Market Price Fluctuation. Shares of Fixed Rate Preferred Stock that are listed on a national securities exchange may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Common Stock Repurchases. Repurchases of common stock by the Fund may reduce the net asset coverage of the preferred stock, which could adversely affect their liquidity or market prices, if such preferred shares are listed on a national securities exchange.

Common Stock Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund may return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s preferred stock, which could adversely affect its liquidity or market prices, if such preferred shares are listed on a national securities exchange. See “Risk Factors and Special Considerations —Common Stock Distribution Policy Risk.”

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred stock, if desired; however, it is not required to do so and may issue shares of preferred stock without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such shares. In order to obtain and maintain attractive credit quality ratings for preferred stock or borrowings, if desired, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry within the meaning of such rating agencies’ over-collateralization tests. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the preferred stock, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred stock, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our preferred stock, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred stock, we may alter our portfolio or redeem all or a portion of the preferred stock that are then redeemable under certain circumstances.

●	Portfolio Guidelines of Rating Agencies for Preferred Stock and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred stock, if desired, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These tests tend to require over-collateralization and may be more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry within the meaning of such rating agencies’ collateralization tests. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred stock is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred stock, and the common stock of the Fund will lose the potential benefits associated with a leveraged capital structure.

●	Impact on Common Stock. Assuming that leverage will (1) be equal in amount to approximately 22% of the Fund’s total net assets, and (2) charge interest or involve dividend payments at a projected blended annual average leverage dividend or interest rate of 4.10%, then the annual return generated by the Fund’s portfolio (net of estimated expenses) must exceed approximately 0.92% of the Fund’s total net assets in order to cover such interest or dividend payments and other expenses specifically related to leverage. These numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures

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and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects leverage representing 22% of the Fund’s net assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 4.10%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred stock and estimated annual incremental expenses attributable to any outstanding preferred stock of 0.02% of the Fund’s net assets attributable to shares of common stock.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Stock Total Return	(14.37)%	(7.92)%	(1.48)%	4.97%	11.42%

Common stock total return is composed of two elements — the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred stock) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Special Risks for Holders of Subscription Rights

There is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred stock or common stock purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of shares of preferred stock or common stock issued may be reduced, and the preferred stock or common stock may trade at less favorable prices than larger offerings for similar securities.

Common Stock Distribution Policy Risk

The Fund has adopted a policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common stockholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred stock. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2020, the Fund made distributions of $0.60 per share of common stock. The Fund has made quarterly distributions with respect to its common stock since 1987. A portion of the distributions to common stockholders during twenty-one of the thirty-three fiscal years that distributions were paid since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Value Investing Risk

The Fund invests in dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. To qualify as a “regulated investment company,” or “RIC,” for purposes of the Code, the Fund has in the past conducted and intends to conduct its operations in a manner that will relieve it of any liability for federal income tax to the extent its earnings are distributed to stockholders. To so qualify as a “regulated investment company,” among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:

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●	not more than 25% of the market value of its total assets will be invested in the securities (other than United States government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the Fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

●	at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its assets and not more than 10% of the outstanding voting securities of such issuer.

Market Value and Net Asset Value

The Fund is a non-diversified, closed-end management investment company. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium to or discount from net asset value. Listed shares of closed-end investment companies often trade at discounts from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its net asset value may decrease. The Fund cannot predict whether its listed stock will trade at, below or above net asset value. Since inception, the Fund’s shares of common stock have traded at both premiums to and discounts from net asset value. As of December 31, 2020, the market price of the Fund closed at an approximate 7.00% premium to its net asset value. Stockholders desiring liquidity may, subject to applicable securities laws, trade their Fund shares on the NYSE or other markets on which such shares may trade at the then-current market value, which may differ from the then-current net asset value. Stockholders will incur brokerage or other transaction costs to sell stock.

Equity Risk

Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the OTC markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the stockholder invested in the Fund, even after taking into account any reinvestment of distributions.

Industry Risk

The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Special Risks Related to Fund Investments in Preferred Securities

There are special risks associated with the Fund’s investing in preferred securities, including:

●	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

●	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholder. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

●	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

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●	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

●	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

●	Phantom Income. Some preferred securities are classified as debt for U.S. federal income tax purposes. If a debt instrument is issued with original issue discount, the Fund could recognize taxable income in advance of the receipt of cash on the investment. This “phantom income” may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements or otherwise qualify for treatment as a RIC.

Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

In December 2019, a novel strain of coronavirus (sometimes referred to as “COVID-19”) surfaced in Wuhan, China, and has now developed into a global pandemic. The pandemic has resulted in the closure of many corporate offices, retail stores, and manufacturing facilities and factories globally and has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The long-term impact of this coronavirus pandemic on individual companies, the economies of many nations and global markets is difficult to predict, and the extent to which the pandemic may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the COVID-19 pandemic and other factors has contributed to significant volatility and declines in the global public equity markets and global debt capital markets, including the market price of the Fund’s common and preferred shares. It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

China and the United States have each imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

As previously discussed, Brexit has led to volatility in the financial markets of the UK and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. Pursuant to an agreement between the UK and the EU, the UK formally withdrew from the EU on January 31, 2020, subject to a transitional period ending December 31, 2020. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. In particular, the decision made in the British referendum may also lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and its investments to execute its respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, for the Fund to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund, its investments or its organization more generally.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

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The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk

Periods of market volatility may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Regulation and Government Intervention Risk

The U.S. Government and the Federal Reserve, as well as certain foreign governments, recently have taken unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, such as implementing stimulus packages, providing liquidity in fixed-income, commercial paper and other markets and providing tax breaks, among other actions. The reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect financial markets generally and reduce the value and liquidity of certain securities. Additionally, with the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

The SEC and its staff are engaged in various rulemaking initiatives. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

In the aftermath of the global financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to the Fund’s common stockholders.

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Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See “How the Fund Manages Risk — Interest Rate Transactions.”

Foreign Securities

The Fund may invest up to 35% of its total assets in securities of foreign issuers, including emerging market issuers, determined at the time of purchase. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to United States companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Also, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income that the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

There may be less publicly available information about a foreign company than a United States company. Foreign securities markets may have substantially less volume than United States securities markets and some foreign company securities are less liquid than securities of otherwise comparable United States companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-United States securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or United States dollar denominated securities of foreign issuers, including emerging market issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute stockholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets

The Fund may invest up to 35% of its total assets in foreign securities, including securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial

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systems; environmental problems; potential for sanctions; less developed legal systems; and less reliable securities custodial services and settlement practices.

Smaller Companies

The Fund may invest in smaller companies that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Investment Companies

The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common stock will be subject to duplicative investment expenses.

Fixed Income Securities

Fixed income securities in which the Fund may invest are generally subject to the following risks:

●	Interest Rate Risk. The market value of bonds and other fixed-income or dividend paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income or dividend paying securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates, including the Federal Reserve’s recent lowering of the target for the federal funds rate to a range of 0%-0.25%.

●	Issuer Risk. Issuer risk is the risk that the value of an income or dividend paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer, and the value of the assets of the issuer.

●	Credit Risk. [med}Credit risk is the risk that one or more income or dividend paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

●	Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income or dividend paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders.

●	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

●	Duration and Maturity Risk. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in net asset value that is expected for every percentage point change in interest rates. The two have an inverse relationship. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long term interest rates to short term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not

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predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

●	Liquidity Risk. Certain fixed income securities in which the Fund invests may be or become illiquid. See “Risk Factors and Special Considerations — Restricted and Illiquid Securities.”

LIBOR Risk

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Inter-bank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. In August 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. In December 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York published these alternative rates in April 2018.

There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability.

The market transition away from LIBOR and other current reference rates to alternative reference rates is complex and could have a range of adverse impacts on the Fund’s investment program, financial condition and results of operations. Among other negative consequences, this transition could:

●	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which the Fund may invest;

●	Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;

●	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability;

●	Cause the Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market, the depth of the market for investments based on alternative reference rates, and the Investment Adviser’s ability to develop appropriate investment and compliance systems capable of addressing alternative reference rates.

Non-Investment Grade Securities

The Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.” Such securities are subject to greater risks than investment grade securities, which reflect their speculative character, including the following:

●	greater volatility;

●	greater credit risk;

●	potentially greater sensitivity to general economic or industry conditions;

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●	potential lack of attractive resale opportunities (illiquidity); and

●	additional expenses to seek recovery from issuers who default.

Fixed income securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date.

The market value of lower rated securities may be more volatile than the market value of higher rated securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates. Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

Ratings are relative and subjective, and are not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

Special Risks of Derivative Transactions

The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options, futures or swaps markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, swaps contracts, futures contracts and options on futures contracts, swaps contracts, securities indices and foreign currencies include:

●	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

●	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

●	the possible absence of a liquid secondary market for any particular instrument at any time;

●	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

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●	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

●	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

In October 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with new Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the Commodity Futures Trading Commission. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs.

Futures Transactions

Futures and options on futures entail certain risks, including but not limited to the following:

●	no assurance that futures contracts or options on futures can be offset at favorable prices;

●	possible reduction of the yield of the Fund due to the use of hedging; ● possible reduction in value of both the securities hedged and the hedging instrument;

●	possible lack of liquidity due to daily limits or price fluctuations; ● imperfect correlation between the contracts and the securities being hedged; and.

●	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

●	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

●	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities; ● the possible absence of a liquid secondary market for any particular instrument at any time;

●	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

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●	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

●	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

In October 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies. The Fund will be required to implement and comply with new Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the Commodity Futures Trading Commission. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs.

Futures Transactions

Futures and options on futures entail certain risks, including but not limited to the following:

●	no assurance that futures contracts or options on futures can be offset at favorable prices;

●	possible reduction of the yield of the Fund due to the use of hedging;

●	possible reduction in value of both the securities hedged and the hedging instrument;

●	possible lack of liquidity due to daily limits or price fluctuations;

●	imperfect correlation between the contracts and the securities being hedged; and

●	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund

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has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

For a further description, see “Investment Objectives and Policies — Investment Practices” in the SAI.

Swap Agreements

The Fund may enter into total rate of return, credit default, interest rate or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Forward Currency Exchange Contracts

The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see “Investment Objectives and Policies — Investment Practices” in the SAI.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI) and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term liquid obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements, which means that “cash equivalents” accepted as collateral will be limited to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or irrevocable letters of credit issued by a bank (other than the Fund’s bank lending agent, if any, or a borrower of the Fund’s portfolio securities or any affiliate of such bank or borrower) which qualifies as a custodian bank for an investment company under the 1940 Act.

For a further description of such loans of portfolio securities, see “Investment Objectives and Policies — Certain Investment Practices —Loans of Portfolio Securities.”

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel

Mario J. Gabelli serves as a portfolio manager of the Fund. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Legislation Risk

At any time after the date of this report, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Reliance on Service Providers Risk

The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Cyber Security Risk

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Misconduct of Employees and of Service Providers Risk

Misconduct or misrepresentations by employees of the Investment Adviser or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Investment Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Adviser will identify or prevent any such misconduct.

Anti-Takeover Provisions of the Fund’s Governing Documents

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Status as a Regulated Investment Company

The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Temporary Investments

During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities, including U.S. Treasury securities, and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

SUMMARY OF FUND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in shares of common stock, as a percentage of net assets attributable to common stock. All expenses of the Fund will be borne, directly or indirectly, by the common stockholders. Amounts are for the current fiscal year.

Annual Expenses	Percentages of Net Assets Attributable to Common Shares
Management Fees	1.29%
Other Expenses	0.13%
Total Annual Expenses	1.42%
Dividends on Preferred Stocks	1.22%
Total Annual Expenses and Dividends on Preferred Stocks	2.64%

(1) The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding shares of preferred stock and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed). Consequently, because the Fund has preferred stock outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common stock will be higher than if the Fund did not utilize a leveraged capital structure.

(2) Dividends on Preferred Stock represent the estimated annual distributions on the existing preferred stock outstanding. The following example illustrates the expenses you would pay on a $1,000 investment in common stock, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$27	$82	$140	$297

*The example should not be considered a representation of future expenses. The example is based on Total Annual Expenses and Dividends on Preferred Stock shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The above example includes Dividends on Preferred Stock. If Dividends on Preferred Stock were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$14	$45	$77	$170

Share Price Data

The following table sets forth for the quarters indicated, the high and low closing prices on the NYSE per share of the Fund’s common stock and the net asset value and the premium or discount from net asset value at which the common stock was trading, expressed as a percentage of net asset value, at each of the high and low NYSE closing prices provided.

	Market Price		Corresponding NAV		Premium/(Discount)(a)
Quarter End	High	Low	High	Low	High	Low
March 31, 2019	$6.27	$5.12	$6.02	$5.15	4.15%	(0.58%)
June 30, 2019	$6.32	$6.00	$5.94	$5.78	6.39%	(3.80%)
September 30, 2019	$6.21	$5.93	$5.94	$5.53	4.54%	7.23%
December 31, 2019	$6.31	$5.82	$5.89	$5.36	7.13%	8.58%
March 31, 2020	$6.23	$3.21	$6.03	$3.10	3.31%	3.54%

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

	Market Price		Corresponding NAV		Premium/ (Discount)(a)
Quarter End	High	Low	High	Low	High	Low
June 30, 2020	$5.84	$3.84	$5.28	$3.63	10.60%	5.78%
September 30, 2020	$5.57	$4.90	$5.27	$4.74	5.69%	3.37%
December 31, 2020	$6.74	$5.86	$5.88	$5.02	14.62%	0.79%

(a)	Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

Portfolio Managers

Effective December 1, 2020, Ashish Sinha, Gustavo Pifano, Ian Lapey, Sara Wojda, and Howard Ward were added to the portfolio management team. Effective January 1, 2021, Joseph Gabelli and Hendi Susanto were added to the portfolio management team. Effective February 1, 2021, Gordon Grender was added to the portfolio management team.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

Gustavo Pifano joined the firm in 2008 and is based in London. He serves as an assistant vice president of research and covers the industrial and consumer sectors with a focus on small-cap stocks. Gustavo is a member of the risk management group and responsible for the firm’s UK compliance oversight and AML reporting functions. Gustavo holds a BBA in finance from University of Miami and an MBA from University of Oxford Said Business School.

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

Sara E. Wojda joined the firm in 2014 as a Research Analyst and covers the Diagnostics and Life Sciences industries. Since moving to London in 2018, she has expanded the firm’s global healthcare coverage and assisted with Gabelli’s UK-based funds. Sara graduated summa cum laude from Babson College with a BS in Business Management, double majoring in Economics and Accounting.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from M.I.T., and an MBA from the Wharton School of Business.

Joseph Gabelli rejoined GAMCO Investors, Inc. on May 1, 2018, after serving as a data strategy consultant for Alt/S, an early-stage media and marketing analytics firm, beginning in July 2017. From 2008 until June 2017, Mr. Joseph Gabelli served as an equity research analyst covering the global food and beverage industry for GAMCO Investors, Inc. and its affiliate, Associated Capital Group, Inc. He began his investment career at Integrity Capital Management, a Boston-based equity hedge fund, where he focused on researching small and micro-cap companies in the technology, healthcare and consumer discretionary sectors. Mr. Gabelli holds a B.A. from Boston College, and an M.B.A. from Columbia Business School, where he graduated with Dean’s Honors and Distinction.

Gordon D. Grender, an investment professional of an affiliate, GAMCO Asset Management (UK) Limited (“GAMCO”). Mr. Grender recently joined GAMCO, having previously served, since 1983, as the portfolio manager for a U.S. equity fund at GAM International Ltd., a Swiss based global asset management firm. In keeping with applicable regulatory guidance, GAMCO entered into a Memorandum of Understanding with the Adviser pursuant to which GAMCO is considered a “Participating Affiliate” of the Adviser as that term is used in relief granted by the staff of the Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management and trading resources of advisory affiliates subject to the supervision of a registered adviser.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a stockholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” stockholder, you automatically become a participant in the Fund’s Plan. The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to stockholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare to be held in their dividend reinvestment account. Registered stockholders wishing to receive their distribution in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Equity Trust Inc.
c/o Computershare
P.O. Box 505000
Louisville, KY 40233-5000
Telephone: (800) 336-6983
Website: www.computershare.com/investor

Stockholders requesting this cash election must include the stockholder’s name and address as they appear on the share certificate. Stockholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at the website or telephone number above If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Stockholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Stockholders wishing a cash dividend at such institution must contact their broker to make this change. The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value. The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for U.S. federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares. Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our stockholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, stockholders must have their shares registered in their own name. Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Stockholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each stockholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

such payments approximately two business before the 1st and 15th of the month. Funds not received at least two business before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested. Stockholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions. For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund. The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

Unresolved Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before September 30, 2020 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its registration statement.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Financial Highlights 2011-2015

	Year Ended December 31,
	2015		2014	2013	2012	2011
Operating Performance:
Net asset value, beginning of year	$6.78		$7.23	$5.60	$5.20	$5.85
Net investment income	0.06		0.07	0.06	0.09	0.07
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	(0.44)		0.30	2.26	0.97	(0.08)
Total from investment operations	(0.38)		0.37	2.32	1.06	(0.01)
Distributions to Preferred Shareholders: (a)
Net investment income	(0.01)		(0.01)	(0.01)	(0.03)	(0.06)
Net realized gain	(0.05)		(0.05)	(0.06)	(0.05)	(0.01)
Total distributions to preferred shareholders	(0.06)		(0.06)	(0.07)	(0.08)	(0.07)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.44)		0.31	2.25	0.98	(0.08)
Distributions to Common Shareholders:
Net investment income	(0.05)		(0.05)	(0.05)	(0.06)	(0.02)
Net realized gain	(0.44)		(0.49)	(0.57)	(0.11)	(0.00	)(b)
Return of capital	(0.15)		(0.10)	—	(0.39)	(0.55)
Total distributions to common shareholders	(0.64)		(0.64)	(0.62)	(0.56)	(0.57)
Fund Share Transactions:
Decrease in net asset value from common share transactions	—		(0.12)	0.00 (b)	—	—
Increase in net asset value from repurchase of preferred shares	0.00	(b)	0.00 (b)	0.00 (b)	—	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—	0.00 (b)	(0.02)	—
Total Fund share transactions	0.00	(b)	(0.12)	0.00 (b)	(0.02)	—
Net Asset Value Attributable to Common Shareholders, End of Year	$5.70		$6.78	$7.23	$5.60	$5.20
NAV total return †	(6.85)%		4.68%	41.90%	19.05%	(1.17)%
Market value, end of year	$5.31		$6.47	$7.75	$5.58	$4.99
Investment total return ††	(8.54)%		(6.08)%	52.44%	23.62%	(2.15)%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$1,582,823		$1,820,361	$1,712,663	$1,384,961	$1,265,307
Net assets attributable to common shares, end of year (in 000’s)	$1,249,157		$1,486,491	$1,378,436	$1,050,451	$959,950
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.91%		0.82%	0.84%	1.54%	1.26%
Ratio of operating expenses to average net assets attributable to common shares: before fee reductions	1.36	%(c)	1.37%	1.40%	1.48%	1.48%
net of fee reductions, if any	1.25	%(c)	1.33%	1.40%	1.48%	1.19%
Ratio of operating expenses to average net assets including liquidation value of preferred shares:
before fee reductions	1.10	%(c)	1.10%	1.10%	1.12%	1.15%
net of fee reductions, if any	1.01	%(c)	1.07%	1.10%	1.12%	0.92%
Portfolio turnover rate	8.9%		10.9%	10.0%	4.2%	6.3%
Cumulative Preferred Stock:
Auction Rate Series C
Liquidation value, end of year (in 000’s)	$72,000		$72,000	$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	3		3	3	3	3
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000
Liquidation value(d)	$25,000		$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$118,593		$136,308	$128,106	$103,507	$103,593
5.875% Series D
Liquidation value, end of year (in 000’s)	$59,097		$59,097	$59,097	$59,097	$59,097

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Total shares outstanding (in 000’s)	2,364	2,364	2,364	2,364	2,364
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(f)	$25.69	$25.21	$25.27	$25.75	$25.35
Asset coverage per share(e)	$118.59	$136.31	$128.11	$103.51	$103.59
Auction Rate Series E
Liquidation value, end of year (in 000’s)	$28,000	$28,000	$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$118,593	$136,308	$128,106	$103,507	$103,593
6.200% Series F
Liquidation value, end of year (in 000’s)	—	—	—	—	$146,260
Total shares outstanding (in 000’s)	—	—	—	—	5,850
Liquidation preference per share	—	—	—	—	$25.00
Average market value(f)	—	—	—	—	$25.57
Asset coverage per share(e)	—	—	—	—	$103.59
Series G
Liquidation value, end of year (in 000’s)	$69,925	$70,099	$70,373	$70,413	—
Total shares outstanding (in 000’s)	2,797	2,804	2,815	2,817	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value(f)	$23.78	$23.32	$23.91	$26.01	—
Asset coverage per share(e)	$118.59	$136.31	$128.11	$103.51	—
5.000% Series H
Liquidation value, end of year (in 000’s)	$104,644	$104,674	$104,757	$105,000	—
Total shares outstanding (in 000’s)	4,186	4,187	4,190	4,200	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value(f)	$24.33	$22.82	$23.85	$25.55	—
Asset coverage per share(e)	$118.59	$136.31	$128.11	$103.51	—
Asset Coverage(g)	474%	545%	512%	414%	414%

†	For the years ended 2015, 2014, and 2013 based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. The years ended 2012 and 2011 were based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

(d)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.

(e)	Asset coverage per share is calculated by combining all series of preferred stock.

(f)	Based on weekly prices.

(g)	Asset coverage is calculated by combining all series of preferred stock.

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422

		Number of
		Funds in Fund
Name, Position(s)	Term of Office	Complex
Address[1]	and Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Director	During Past Five Years	Held by Director[3]
INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 78	Since 1986**	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)
INDEPENDENT DIRECTORS[5]:
James P. Conn[6] Director Age: 82	Since 1989*	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr.[7] Director Age: 81	Since 1998***	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Michael J. Ferrantino Director Age: 49	Since 2017*	3	Chief Executive Officer of InterEx Inc.	—

William F. Heitmann Director Age: 71	Since 2012**	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Chair of Syncreon (contract logistics provider) (2011-2019)

Kuni Nakamura[6] Director Age: 52	Since 2018***	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Salvatore J. Zizza[8] Director Age: 75	Since 1986***	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 69	Since 1988	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary and Vice President Age: 67	Since 2020

General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

Molly A.F. Marion Vice President and Ombudsman Age: 66	Since 2009	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2020) and Vice President (2012-2019) of Gabelli Funds, LLC

Carter W. Austin Vice President Age: 54	Since 2000	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

David I. Schachter Vice President Age: 67	Since 2013	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***	Term expires at the Fund’s 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	This Director is elected solely by and represents the stockholders of the preferred stock issued by the Fund.

[7]	Mr. Fahrenkopf’s daughter, Leslie F. Foley, serves as a director of other funds in the Fund Complex.

[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

THE GABELLI EQUITY TRUST INC.
INCOME TAX INFORMATION (Unaudited)
December 31, 2020

Cash Dividends and Distributions

	Payable Date	Record Date	Ordinary Investment Income (a)	Long Term Capital Gains	Return of Capital (b)	Total Amount Paid Per Share (c)	Dividend Reinvestment Price
Common Stock
	03/24/20	03/17/20	$0.00900	$0.07350	$0.06750	$0.15000	$3.65750
	06/23/20	06/16/20	0.00900	0.07350	0.06750	0.15000	4.91150
	09/23/20	09/16/20	0.00900	0.07350	0.06750	0.15000	4.94950
	12/18/20	12/11/20	0.00900	0.07350	0.06750	0.15000	6.10850
			$0.03600	$0.29400	$0.27000	$0.60000
5.000% Series G Cumulative Preferred Stock
	03/26/20	03/19/20	$0.03390	$0.27860	—	$0.31250
	06/26/20	06/19/20	0.03390	0.27860	—	0.31250
	09/28/20	09/21/20	0.03390	0.27860	—	0.31250
	12/28/20	12/18/20	0.03390	0.27860	—	0.31250
			$0.13560	$1.11440	—	$1.25000
5.000% Series H Cumulative Preferred Stock
	03/26/20	03/19/20	$0.03390	$0.27860	—	$0.31250
	06/26/20	06/19/20	0.03390	0.27860	—	0.31250
	09/28/20	09/21/20	0.03390	0.27860	—	0.31250
	12/28/20	12/18/20	0.03390	0.27860	—	0.31250
			$0.13560	$1.11440	—	$1.25000
5.450% Series J Cumulative Preferred Stock
	03/26/20	03/19/20	$0.03700	$0.30362	—	$0.34062
	06/26/20	06/19/20	0.03700	0.30362	—	0.34062
	09/28/20	09/21/20	0.03700	0.30363	—	0.34063
	12/28/20	12/18/20	0.03700	0.30363	—	0.34063
			$0.14800	$1.21450	—	$1.36250
5.00% Series K Cumulative Preferred Stock
	03/26/20	03/19/20	$0.03772	$0.30951	—	$0.34723
	06/26/20	06/19/20	0.03395	0.27855	—	0.31250
	09/28/20	09/21/20	0.03394	0.27855	—	0.31249
	12/28/20	12/18/20	0.03394	0.27856	—	0.31250
			$0.13955	$1.14517	—	$1.28472

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2020 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2020 were $93,001,995.

Auction Rate Series C and E Cumulative Preferred Stock

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock were $1,587,926 and $175,979, respectively.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2020, the Fund paid to common, 5.000% Series G, 5.000% Series H, 5.450% Series J, and 5.000% Series K preferred shareholders ordinary income dividends totaling $0.03600, $0.13560, $0.13560, $0.14800, and $0.13955 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $19.12291 and $18.63303 per share, respectively, in 2020. For the year ended December 31, 2020, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV, and 0.96 the ordinary income distribution was qualified interest income. The percentage of the ordinary income dividends paid by the Fund during 2020 derived from U.S. Government securities was 0.91%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of December 31, 2020 was 2.60% total investments.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2020

	Historical Distribution Summary
	Investment Income (a)	Short Term Capital Gains (a)	Long Term Capital Gains	Return of Capital (b)	Total Distributions (c)	Adjustment to Cost Basis (d)
Common Stock
2020	$0.03600	—	$0.29400	$0.27000	$0.60000	$0.27000
2019	0.05160	$0.00320	0.49200	0.05320	0.60000	0.05320
2018	0.05980	0.00250	0.54180	0.03590	0.64000	0.03590
2017(e)	0.03700	—	0.56850	0.00450	0.61000	0.00450
2016	0.06280	0.00960	0.52320	0.00440	0.60000	0.00440
2015	0.05210	0.01020	0.43270	0.14500	0.64000	0.14500
2014(f)	0.04848	0.01772	0.47238	0.10143	0.64000	0.10143
2013	0.05000	0.06250	0.50750	—	0.62000	—
2012(g)	0.05800	0.10800	—	0.39400	0.56000	0.39400
2011	0.01676	0.00430	—	0.54895	0.57000	0.54895
5.875% Series D Cumulative Preferred Stock
2020	—	—	—	—	—	—
2019	$0.13894	$0.00836	$1.32145	—	$1.46875	—
2018	0.14561	0.00583	1.31731	—	1.46875	—
2017	0.09005	—	1.37870	—	1.46875	—
2016	0.15523	0.02360	1.28992	—	1.46875	—
2015	0.15444	0.03023	1.28409	—	1.46876	—
2014	0.13222	0.04831	1.28822	—	1.46875	—
2013	0.11822	0.14819	1.20234	—	1.46875	—
2012	0.51428	0.95447	—	—	1.46875	—
2011	1.16910	0.29965	—	—	1.46875	—
Series G Cumulative Preferred Stock
2020	$0.13560	—	$1.11440	—	$1.25000	—
2019	0.11840	$0.00720	1.12440	—	1.25000
2018	0.12400	0.00480	1.12120	—	1.25000
2017	0.07680	—	1.17320	—	1.25000	—
2016	0.13200	0.02000	1.09800	—	1.25000	—
2015	0.13160	0.02560	1.09280	—	1.25000	—
2014	0.11240	0.04120	1.09640	—	1.25000	—
2013	0.11270	0.14110	1.14550	—	1.39930	—
2012	0.21155	0.39262	—	—	0.60417	—
5.000% Series H Cumulative Preferred Stock
2020	$0.13560	—	$1.11440	—	$1.25000	—
2019	0.11840	$0.00720	1.12440	—	1.25000	—
2018	0.12400	0.00480	1.12120	—	1.25000
2017	0.07680	—	1.17320	—	1.25000	—
2016	0.13200	0.02000	1.09800	—	1.25000	—
2015	0.13160	0.02560	1.09280	—	1.25000	—
2014	0.11240	0.04120	1.09640	—	1.25000	—
2013	0.10080	0.12600	1.02320	—	1.25000	—
2012	0.10700	0.19860	—	—	0.30560	—
5.450% Series J Cumulative Preferred Stock
2020	$0.14800	—	$1.21450	—	$1.36250	—
2019	0.12889	$0.00776	1.22585	—	1.36250	—
2018	0.13507	0.00541	1.22202	—	1.36250
2017	0.08353	—	1.27897	—	1.36250	—
2016	0.10640	0.01618	0.88416	—	1.00674	—
5.000% Series K Cumulative Preferred Stock
2020	$0.13955	—	$1.14517	—	$1.28472
2019(h)	—	—	—	—	—	—

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2020

Historical Distribution Summary (Continued)
	Investment Income (a)	Short Term Capital Gains (a)	Long Term Capital Gains	Return of Capital (b)	Total Distributions (c)	Adjustment to Cost Basis (d)
Auction Rate Series C Cumulative Preferred Stock
2020	$19.12291	—	$156.92709	—	$176.05000	—
2019	89.98036	$5.41380	855.76584	—	951.16000
2018	81.98543	3.28450	741.73007	—	827.00000
2017	27.23682	—	417.02318	—	444.26000	—
2016	18.45541	2.80628	153.35831	—	174.62000	—
2015	4.58660	0.89764	38.13575	—	43.61999	—
2014	2.81131	1.02727	27.39142	—	31.23000	—
2013	2.49523	3.12766	25.37712	—	31.00000	—
2012	13.04312	24.20688	—	—	37.25000	—
2011	29.61842	7.59158	—	—	37.21000	—

Auction Rate Series E Cumulative Preferred Stock
2020	$18.63302	—	$152.90698	—	$171.54000	—
2019	89.89238	$5.40851	854.92911	—	950.23000
2018	80.13754	3.21047	725.01199	—	808.36000
2017	27.45447	—	420.35553	—	808.36000	—
2016	18.51566	2.81544	153.85890	—	175.19000	—
2015	4.84737	0.94868	40.30395	—	46.10000	—
2014	2.68709	0.98187	26.18104	—	29.85000	—
2013	2.56686	3.21745	26.10568	—	31.89000	—
2012	12.47587	23.15413	—	—	35.63000	—
2011	27.47723	7.04277	—	—	34.52000	—

(a)	Taxable as ordinary income.

(b)	Non-taxable.

(c)	Total amounts may differ due to rounding.

(d)	Decrease in cost basis.

(e)	On November 6, 2017, the Fund also distributed Rights equivalent to $0.14 per common share based upon full subscription of all issued shares.

(f)	On September 19, 2014, the Fund also distributed Rights equivalent to $0.12 per common share based upon full subscription of all issued shares.

(g)	On June 29, 2012, the Fund also distributed Rights equivalent to $0.12 per common share based upon full subscription of all issued shares.

(h)	Series K did not make a distribution in 2019.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. (the Fund) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

Jennie Tsai joined Gabelli in 2001 as a research analyst responsible for the healthcare and medical products industries. At Gabelli, Ms. Tsai is focused on medical sectors, including dental, orthopedics, diagnostics, dermatology, and ophthalmology. She received a BS in Commerce at the University of Virginia and an MBA from Columbia Business School.

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

Gustavo Pifano joined the Firm in 2008 and is based in London. He serves as an assistant vice president of research and covers the industrial and consumer sectors with a focus on small-cap stocks. Gustavo is a member of the risk management group and responsible for the Firm’s UK compliance oversight and AML reporting functions. Gustavo holds a BBA in finance from University of Miami and an MBA from University of Oxford Said Business School.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from Massachusetts Institute of Technology, and an MBA from the Wharton School of Business.

Sara E. Wojda joined the Firm in 2014 as a Research Analyst and covers the Diagnostics and Life Sciences industries. Since moving to London in 2018, she has expanded the firm’s global healthcare coverage and assisted with Gabelli’s UK-based funds. Sara graduated summa cum laude from Babson College with a BS in Business Management, double majoring in Economics and Accounting.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC. One Corporate Center Rye, NY 10580-1422

t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Ferrantino

Chief Executive Officer,

InterEx, Inc.

William F. Heitmann

Former Senior Vice President

of Finance,

Verizon Communications, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Molly A.F. Marion

Vice President & Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GAB Q4/2020

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that William F. Heitmann is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $51,621 for 2019 and $52,653 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,920 for 2019 and $5,020 for 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $38,500 for 2019 and $13,500 for 2020. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,500 for 2019 and $13,500 for 2020.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Michael J. Ferrantino, William F. Heitmann, and Salvatore J. Zizza.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.
(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.       Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.       Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.       Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.       Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.
•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation.  We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”).  In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

Jennie Tsai joined Gabelli in 2001 as a research analyst responsible for the healthcare and medical products industries. At Gabelli, Ms. Tsai is focused on medical sectors, including dental, orthopedics, diagnostics, dermatology, and ophthalmology. She received a BS in Commerce at the University of Virginia and an MBA from Columbia Business School.

Effective December 1, 2020, Ashish Sinha, Gustavo Pifano, Ian Lapey, Sara Wojda, and Howard Ward were added to the portfolio management team. Effective January 1, 2021, Joseph Gabelli and Hendi Susanto were added to the portfolio management team. Effective February 1, 2021, Gordon Grender was added to the portfolio management team.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

Gustavo Pifano joined the firm in 2008 and is based in London. He serves as an assistant vice president of research and covers the industrial and consumer sectors with a focus on small-cap stocks. Gustavo is a member of the risk management group and responsible for the firm’s UK compliance oversight and AML reporting functions. Gustavo holds a BBA in finance from University of Miami and an MBA from University of Oxford Said Business School.

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

Sara E. Wojda joined the firm in 2014 as a Research Analyst and covers the Diagnostics and Life Sciences industries. Since moving to London in 2018, she has expanded the firm’s global healthcare coverage and assisted with Gabelli’s UK-based funds. Sara graduated summa cum laude from Babson College with a BS in Business Management, double majoring in Economics and Accounting.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from M.I.T., and an MBA from the Wharton School of Business.

Joseph Gabelli rejoined GAMCO Investors, Inc. on May 1, 2018, after serving as a data strategy consultant for Alt/S, an early-stage media and marketing analytics firm, beginning in July 2017. From 2008 until June 2017, Mr. Joseph Gabelli served as an equity research analyst covering the global food and beverage industry for GAMCO Investors, Inc. and its affiliate, Associated Capital Group, Inc. He began his investment career at Integrity Capital Management, a Boston-based equity hedge fund, where he focused on researching small and micro-cap companies in the technology, healthcare and consumer discretionary sectors. Mr. Gabelli holds a B.A. from Boston College, and an M.B.A. from Columbia Business School, where he graduated with Dean’s Honors and Distinction.

Gordon D. Grender, an investment professional of an affiliate, GAMCO Asset Management (UK) Limited (“GAMCO”). Mr. Grender recently joined GAMCO, having previously served, since 1983, as the portfolio manager for a U.S. equity fund at GAM International Ltd., a Swiss based global asset management firm. In keeping with applicable regulatory guidance, GAMCO entered into a Memorandum of Understanding with the Adviser pursuant to which GAMCO is considered a “Participating Affiliate” of the Adviser as that term is used in relief granted by the staff of the Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management and trading resources of advisory affiliates subject to the supervision of a registered adviser.

MANAGEMENT OF OTHER ACCOUNTS

Information provided as of December 31, 2020

The table below shows the number of other accounts managed by the portfolio manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	23	$16.1 billion	4	$3.4 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$849.6 million
	Other Accounts:	938	$6.9 billion	0	$0
Kevin V. Dreyer	Registered Investment Companies:	5	$5.1 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	1	$14.6 million	0	$0
	Other Accounts:	295	$1.7 billion	0	$0
Christopher J. Marangi	Registered Investment Companies:	7	$5.5 billion	2	$2.9 billion
	Other Pooled Investment Vehicles:	1	$14.6 million	0	$0

	Other Accounts:	302	$1.7 billion	0	$0
Daniel M. Miller	Registered Investment Companies:	2	$38.5 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$59.1 million	0	$0
Robert D. Leininger, CFA	Registered Investment Companies:	3	$2.6 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	131	$225.4 million	0	$0
Jennie Tsai	Registered Investment Companies:	1	$282.3 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	$4.6 million	0	$0
Ashish Sinha	Registered Investment Companies:	2	$15.2 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$0.3 million	0	$0

Hendi Susanto	Registered Investment Companies:	2	$4.6 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	15	$3.3 million	0	$0
Ian Lapey	Registered Investment Companies:	2	$55.3 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$23.2 million	0	$0
Sara Wojda	Registered Investment Companies:	1	$282.3 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$0.2 million	0	$0
Gustavo Pifano	Registered Investment Companies:	1	$11.1 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	$0.0 million	0	$0

Gordon Grender	Registered Investment Companies:	2	$4.4 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Howard F. Ward	Registered Investment Companies:	3	$3.8 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	46	$293.0 million	0	$0
Joseph Gabelli	Registered Investment Companies:	1	$649.9 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$0.7 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Four closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may also enter into and has entered into agreements to defer or waive his compensation.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Christopher J. Marangi, Daniel M. Miller, Robert D. Leininger, Jennie Tsai, Ashish Sinha, Hendi Susanto, Ian Lapey, Sara Wojda, Gustavo Pifano, Gordon Grender, Howard F. Ward, and Joseph Gabelli each owned over $1 million, $10,001-$50,000, $10,001-$50,000, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, and $0, respectively, of shares of the Fund as of December 31, 2020.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 07/01/2020 through 07/31/2020	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – 259,699,764 Preferred Series K – 3,993,000 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000 Preferred Series E - 1,120 Preferred Series C - 2,880
Month #2 08/01/2020 through 08/31/2020	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – 259,699,764 Preferred Series K – 3,993,000 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000 Preferred Series E – 1,120 Preferred Series C – 2,880
Month #3 09/01/2020 through 09/30/2020	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – 260,837,982 Preferred Series K – 3,993,000 Preferred Series G – 2,779,621 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000 Preferred Series E – 1,120 Preferred Series C – 2,880

Month #4 10/01/2020 through 10/31/2020	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common –260,837,982 Preferred Series K – 3,993,000 Preferred Series G – 2,779,621 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000 Preferred Series E – 1,120 Preferred Series C – 2,880
Month #5 11/01/2020 through 11/30/2020	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – 260,837,982 Preferred Series K – 3,993,000 Preferred Series G – 2,779,621 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000 Preferred Series E – 1,120 Preferred Series C – 2,880
Month #6 12/01/2020 through 12/31/2020	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – 261,772,335 Preferred Series K – 3,993,000 Preferred Series G – 2,779,621 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000 Preferred Series E – 1,108 Preferred Series C – 2,492
Total	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A Preferred Series C– N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred Series G, Series H, Series J, and Series K outstanding may be repurchased when these preferred shares are trading at a discount to their liquidation values.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 8, 2021

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 8, 2021

* Print the name and title of each signing officer under his or her signature.